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BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Exhibit 10.10

EXECUTION COPY

PRODUCER AGREEMENT

BY AND BETWEEN

AMTRUST NORTH AMERICA, INC.

AND

LENDERS PROTECTION, LLC

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

SCHEDULE A	Definitions
SCHEDULE B	Profit Sharing Agreement
SCHEDULE C	[Intentionally Left Blank]
SCHEDULE D	Policy Form
SCHEDULE E	Underwriting Guidelines
SCHEDULE F	Program Agreement
SCHEDULE G	SLB Agreement
SCHEDULE H	Claims Administration Services Agreement

-i-

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PRODUCER AGREEMENT

THIS PRODUCER AGREEMENT (this “Agreement”) is dated as of October 22, 2013 to be effective on and as of June 1, 2013 (the “Effective Date”) by and between AMTRUST NORTH AMERICA, INC., a corporation organized under the laws of the State of Delaware with its principal place of business located at 59 Maiden Lane, New York, NY 10038 (“ANA”), and LENDERS PROTECTION, LLC, a limited liability company organized under the laws of the State of Texas with its principal place of business located at 901 South Mopac Expressway, Building One, Suite 250, Austin, TX 78746 (“Lenders Protection”).

WHEREAS, Lenders Protection has developed a proprietary software platform (the “Software Platform”) to assist financial institutions in determining the risk of default and loss on auto loans, enabling such financial institutions to book loans which would otherwise be denied;

WHEREAS, Lenders Protection desires to enter into a program with ANA to further commercialize the Software Platform (the “Program”) pursuant to which ANA shall facilitate the issuance of credit default insurance in connection with certain risks associated with non-prime or “near-prime” loans closed through the Program;

WHEREAS, ANA agrees to enter into a separate agreement with the Surplus Lines Broker (defined herein) who will offer the Policy (defined herein) to financial institutions in connection with the Program;

WHEREAS, Lenders Protection intends to source and produce business through the Surplus Lines Broker under the Program as a subagent therefor;

WHEREAS, ANA agrees to cause a Policy to be issued to each financial institution who enters into a Program Agreement (defined herein) and otherwise satisfies the requirements of Section 4.1 hereof;

WHEREAS, ANA shall cause Insurer (as defined herein) to assign to Lenders Protection, or its designee, the right to perform claims administration for Claims subject to Section 4.6 and Lenders Protection, or its designee, will provide such claims administration services;

WHEREAS, Lenders Protection will provide, pursuant to the terms hereof, certain technical and administrative support in connection with the Program along with maintenance of the Software Platform; and

WHEREAS, ANA and Lenders Protection acknowledge that certain benefits under the Program shall be shared on the basis herein provided;

NOW, THEREFORE, in consideration of the above premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency are hereby acknowledged, and intending to be legally bound, ANA and Lenders Protection hereby agree as follows:

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ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1    Definitions. All capitalized terms used, but not defined, herein shall have the respective meanings set forth in Schedule A attached hereto.

Section 1.2    Interpretation. In this Agreement, unless the context otherwise requires, the singular shall include the plural and any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “hereof,” “herein,” “hereto,” and “hereunder,” and words of similar import, when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the term “including” is used herein in connection with a listing of items included within a prior reference, such listing shall be interpreted to be illustrative only, and shall not be interpreted as a limitation on or exclusive listing of the items included in the prior reference. Any reference in this Agreement to “Section”, “Article”, “Appendix”, “Exhibit” or “Schedule” shall be references to this Agreement unless otherwise stated, and all such Appendices, Exhibits and Schedules shall be incorporated in and attached to this Agreement by reference. Unless otherwise stated, any reference in this Agreement to any entity shall include its permitted successors and assigns, and, in the case of any Governmental Authority, any entity succeeding to its functions and capacities.

Section 1.3    Construction. If a conflict exists between the text of this Agreement and any Schedule, Exhibit or Appendix, the terms of this Agreement shall prevail. Both Parties acknowledge that each was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against either Party because one is deemed to be the author thereof.

ARTICLE 2

TERM AND TERMINATION

Section 2.1    Term. The initial term of this Agreement shall commence on the Effective Date and shall continue for a period ending at 11:59 p.m. Central Standard Time (“C.S.T.”) on December 31, 2018 (the “Initial Term”) to the extent not terminated sooner pursuant to the terms hereof. However, this Agreement may be renewed for a period of time to be negotiated by the Parties but in all cases extending to December 31 at 11:59 p.m C.S.T. of the respective year (a “Negotiated Renewal Term”) or for a period equal to the Additional Protection Period (a “Requested Renewal Term”), either of which may be referred to as a “Renewal Term”, as follows:

(a)    Either Party may elect to renew this Agreement with written notice (a “Renewal Notice”) delivered to the other Party at least one hundred twenty (120) days prior to the expiration of the Initial Term. Upon receipt of a Renewal Notice by the receiving Party, the Parties shall negotiate the length of time of the desired renewal, any extension or changes to the Non-Compete Period (as hereinafter defined) or any other revisions required (the “Revised Provisions”) to the Agreement so that it may renew for a Negotiated Renewal Term, subject to (i) and (ii) below:

(i)    If the Parties agree in writing to the Revised Provisions for a Negotiated Renewal Term by December 31, 2018 at 11:59 p.m. C.S.T., then the Agreement shall continue for such period pursuant to such Revised Provisions and thereafter terminate.

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(ii)    If the Parties do not agree on the Revised Provisions for a Negotiated Renewal Term by December 31, 2018 at 11:59 p.m. C.S.T., then this Agreement shall renew on the terms and provisions herein stated for the Additional Protection Period, whereupon this Agreement shall then terminate.

(b)    Notwithstanding any other statement to the contrary, this Agreement may be terminated during any Renewal Term pursuant to the terms of Section 2.2 or as otherwise provided in this Agreement.

(c)    As used herein, “Term” shall mean and refer to the sum of the Initial Term, and a Renewal Term, as applicable.

Section 2.2    Termination. This Agreement may be terminated as follows:

(a)    at any time by mutual written consent of the Parties;

(b)    immediately upon the delivery of written notice of termination by either Party to the other Party if an Event of Bankruptcy occurs regarding such other Party and such Event of Bankruptcy is continuing at the time of the notice;

(c)    ANA may terminate this Agreement upon written notice to Lenders Protection in the event that the SLB Agreement (as hereinafter defined) is terminated by ANA as a result of the Surplus Lines Broker’s failure to remit payment associated with the Policy as required under the SLB Agreement; provided, however, that prior to such termination, ANA agrees to work in good faith with the Surplus Lines Broker (and to involve Lenders Protection if it so requests to be involved) to (i) secure payment by Surplus Lines Broker for any such unpaid amounts within a timeframe reasonable to ANA and (ii) identify, and implement a reasonable plan, strategy or “work-around” to avoid any future interruptions caused by the Surplus Lines Broker’s failure to remit payment;

(d)    by ANA after thirty (30) days’ written notice of termination to Lenders Protection in the event of a breach by Lenders Protection of any material term of this Agreement; provided, however, Lenders Protection shall have the right to cure such breach within thirty (30) days after ANA’s delivery of such written notice. The Parties agree that if Lenders Protection reasonably cures such breach or default, ANA’s notice of termination shall be deemed withdrawn and be of no further force or effect.

(e)    by Lenders Protection after thirty (30) days’ written notice of termination to ANA in the event of default or breach by ANA of any material term of this Agreement or the Policy; provided, however, ANA shall have the right to cure such breach or default within thirty (30) days after Lenders Protection’s delivery of such written notice. The Parties agree that if ANA reasonably cures such breach or default Lenders Protection’s notice of termination shall be deemed withdrawn and be of no further force or effect;

(f)    immediately upon the delivery by ANA to Lenders Protection of written notice of termination if any Problematic Change of Control of Lenders Protection occurs without Lenders Protection’s receipt of ANA’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed;

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(g)    immediately upon the delivery by Lenders Protection to ANA of written notice of termination if any Problematic Change of Control of ANA occurs without ANA’s receipt of Lenders Protection’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed;

(h)    immediately by ANA or Lenders Protection with respect to any jurisdiction if a Governmental Authority in such jurisdiction finds the Policies to be unenforceable, in whole or in part or otherwise prohibits either Party from providing any of the material services required under this Agreement, and such default, if curable, is not cured within thirty (30) days following notice of such occurrence. Notwithstanding the foregoing, the Parties shall adhere to any Governmental Authority’s requirements with regard to the offering of such Policies in the affected jurisdictions;

(i)    by Lenders Protection, upon notice, in the event that any carrier or carriers issuing the Policies (as assigned by ANA), shall fail to maintain an “A” or better A.M. Best rating;

(j)    by Lenders Protection or ANA, as applicable and upon notice, in accordance with Section 3.1 or Section 5.5; and

(k)    by Lenders Protection, upon notice, at any time after the protection afforded by Lenders Protection to ANA pursuant to Section 3.2 ends in accordance with the provisions of Section 3.1(d) or Section 3.2 hereof.

Section 2.3    Conduct After Termination. Upon any termination or expiration of this Agreement:

(a)    Except as otherwise expressly provided herein, ANA and Lenders Protection shall not be relieved of or released from any obligation created by or under this Agreement before the termination date of this Agreement. The Parties hereto expressly covenant and agree that they shall cooperate, in good faith, with each other in the handling of all Claims until the end of the current term of all Policies and likewise until all scheduled loans for each Policy have expired.

(b)    Upon termination of this Agreement, Lenders Protection shall not facilitate the placement of new loans through the Program. Additionally, upon termination of this Agreement, Lenders Protection shall take all reasonable action to prevent financial institutions from accessing the Software Platform for purposes of submitting new business relating to the issuance of a Policy pursuant to this Program with ANA.

(c)    In the event this Agreement is terminated or expired or, in the event the ANA Protection Period ends as contemplated by Section 3.2 below, ANA shall work in good faith (and shall cause all Insurers to work in good faith) with Lenders Protection and the replacement provider(s) in connection with the transition of the products and services provided previously in connection with the Program to the replacement provider(s), including but not limited to promptly delivering any and all Run-Off Data; provided, however, such Run-Off Data shall only be required to be delivered in such manner and at such times as similar data delivered during the Term hereof. The Parties hereto acknowledge and agree that the purpose and objective of such transition shall be to ensure that the business of Lenders Protection (and the Program offered thereby) continues with the least amount of delay, interference, cost, disruption or other operational inefficiency.

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BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

ARTICLE 3

PROTECTION OF BUSINESS INTERESTS

Section 3.1    Protection of Lenders Protection.

(a)    [***]. Further, ANA acknowledges and agrees that Lenders Protection would not have entered into this Agreement with ANA (nor requested that ANA provide Policies under the Program after the Effective Date) but for ANA’s assurances herein provided.

(b)    During the Initial Term of this Agreement and for the [***] (collectively, the “Non-Compete Period”) ANA agrees not to provide or promote, directly or indirectly, credit default insurance to any Directly Competitive Business of Lenders Protection (or to any Person that services a Directly Competitive Business) or to otherwise Engage in a Directly Competitive Business with Lenders Protection, without the prior written consent of Lenders Protection. Notwithstanding the foregoing, the Parties agree that nothing contained in this Section 3.1 shall preclude ANA from Acquiring, after the Effective Date hereof, an Indirectly Competitive Business as long as the decision to so Acquire was made in good faith and not for the purpose (sole or partial) of evading the restrictions herein. In the event that ANA intends to acquire an Indirectly Competitive Business pursuant to the foregoing sentence, it shall be required to provide Lenders Protection with not less than [***] advance written notice thereof whereupon Lenders Protection shall have the right, but not the obligation, to terminate this Agreement upon notice to ANA; provided that such notice to terminate is given to ANA by Lenders Protection within said [***] period. ANA represents and warrants that, as of the Effective Date, it does not own, operate or control (nor is it evaluating the ownership, operation or control), either directly or indirectly, of an Indirectly Competitive Business.

(c)    [***]. The Parties hereto agree that in the event any court of competent jurisdiction determines the Non-Compete Period or the specified geographical area of ANA’s Non-Competition Commitment to be unreasonable, arbitrary or against public policy, a lesser time period or geographical area which is determined to be reasonable, non-arbitrary and not against public policy may be enforced against ANA. The Parties intend that ANA’s Non-Competition Commitment is (and shall be construed as) a series of separate covenants, one for each state of the United States and one for each other similar region or territory, outside of the United States but within North America generally. ANA agrees that, in the event of any breach or threatened breach of ANA’s Non-Competition Commitment, Lenders Protection will not have an adequate remedy in monetary damages; therefore ANA agrees that, in such event, Lenders Protection shall be entitled to obtain injunctive relief, without bond, and without the necessity of proof of actual damages, against any such actual or threatened breach in any court of competent jurisdiction. Such right to injunctive relief shall be in addition to and shall in no way limit Lenders Protection’s right to obtain other remedies available under applicable law. In the event that ANA directly or indirectly breaches ANA’s Non-Competition Commitment, the Non-Compete Period applicable to ANA shall be extended for an additional amount of time equal to the amount of time when such breach occurred until such breach is remedied (the “Extension Period”); provided, however, in light of other remedies available to Lenders Protection, the Extension Period shall never be longer than [***]. The obligations under and referred to in this Section 3.1 shall survive the expiration or termination of this Agreement.

(d)    Notwithstanding any other term or provision herein, the Parties agree that, if the number of Insured Loans newly issued or arranged under the Program during any one Contract Year is less than the Agreed Minimum (a “Deficiency”), then ANA’s Non-Competition Commitment shall end on and as of April 15 of the Contract Year following the Contract Year in which the Deficiency occurred

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(“Deficiency Year”); provided, however, in the event that the number of Insured Loans newly issued or arranged under the Program during the [***] period immediately following the Deficiency Year (the “Observation Period”) equals or exceeds the sum of (i) one-half of the Agreed Minimum plus (ii) the Insured Loan Shortfall for the Deficiency Year (such sum, the “Interim Earnback Target”), then ANA’s Non-Competition Commitment shall not end on and as of April 15, (such cure, the [***]); and provided further, however, in the event that the number of Insured Loans issued or arranged under the Program during the Observation Period is less than the Interim Earnback Target but Lenders Protection provides ANA, on or before [***] following the end of the Observation Period, with an amount (the “Deficiency Payment”) equal to [***], then ANA’s Non-Competition Commitment shall also not end on and as of April 15, (such cure, the [***]). The Parties agree that, in the event that Lenders Protection funds the Deficiency Payment as contemplated by the foregoing sentence, then all Insured Loans deemed paid for by such Deficiency Payment (i.e., the number of the Interim Earnback Target Shortfall) shall forever be regarded as newly issued or arranged under the Program during the relevant Observation Period for purposes of this Section 3.1. Notwithstanding the foregoing, in the event that a Deficiency occurs in any one Contract Year and Lenders Protection has effected a [***], the Parties agree that the number of Insured Loans to be newly issued or arranged under the Program during the Contract Year following the Deficiency shall be equal to the sum of the Agreed Minimum plus the Insured Loan Shortfall for the Deficiency Year (such sum, the “Permanent Earnback Target”). If the number of Insured Loans newly issued or arranged under the Program during the Contract Year following a Deficiency is less than the Permanent Earnback Target, then ANA’s Non-Competition Commitment shall end on and as of the next December 31; provided, however, if Lenders Protection provides ANA, on or before such December 31, with a Deficiency Payment equal to [***], then ANA’s Non-Competition Commitment shall not end on and as of the next December 31. In the event that ANA’s Non-Competition Commitment ends pursuant to this Section 3.1, the Parties agree that the protection afforded by Lenders Protection to ANA pursuant to Section 3.2 shall also end (contemporaneously with the expiration of ANA’s Non-Competition Commitment and without requirement of any further act on the part of Lenders Protection or otherwise).

(e)    For purposes of establishing absolute clarity with respect to the Parties intentions as to the operation of Section 3.1(d) above, the following example is acknowledged and agreed:

Example: [***]

Section 3.2    Conditional Protection of ANA. During the Initial Term of this Agreement (but subject to Section 3.1(d) above), Lenders Protection agrees that it will not, without the prior written consent of ANA (a) Engage, either directly or indirectly, in a Directly Competitive Business of ANA or (b) accept or in any fashion utilize credit default policies in its Program other than credit default insurance Policies issued or arranged by ANA (or, if not issued or arranged by ANA, at least offered to be issued or arranged by ANA and ANA has failed or refused to supply or arrange for supply of such Policies); provided, however, that in the event that ANA (or any carrier or carriers issuing the Policies) suffers such material adverse change(s) to its creditworthiness, capital, reputation or other aspect of its business that a reasonable customer similar in nature to Lenders Protection could conclude, in good faith after consultation with ANA, that ANA or such carrier or carriers cannot perform (or are reasonably likely to be unable to perform) under this Agreement, then Lenders Protection may (at its option, but not obligation), without liability therefor, provide ANA with not less than [***] notice (“Expiration Notice”) that the commitment of exclusivity provided by it under this Section has expired or may become expired unless specified remedial actions are taken within the period provided. The period from the Effective Date through the effective date of the Expiration Notice as contemplated by this Section 3.2 shall be regarded as the “ANA Protection Period”. For purposes of establishing absolute clarity, the Parties agree and confirm that Lenders Protection shall have no obligation under this Section 3.2 following the ANA Protection Period.

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Section 3.3    Right of First Offer in Connection with New Products. During the period of time in which Lenders Protection’s commitment of exclusivity under Section 3.2 is operative, Lenders Protection agrees that, prior to the time that it begins to commercially offer New Products, it shall provide ANA with written notice thereof (which such notice shall include generally (a) the description of the New Product, (b) the market to be served and (c) the manner in which Lenders Protection is willing to permit ANA to participate therein) whereupon the Parties shall negotiate, in good faith, for a period not to exceed [***], to determine whether ANA desires to participate in connection with such New Products and the terms and conditions thereof. In the event that ANA affirmatively elects to decline participation or in the event that the Parties are unable to reach agreement with respect to the terms and conditions on which ANA will participate during such [***], Lenders Protection shall be free to commercially offer such New Products without participation by or with ANA. For purposes of establishing absolute clarity hereto, ANA acknowledges that, except as provided herein, Lenders Protection shall be under no obligation to permit ANA to participate in the commercialization of any New Products.

Section 3.4    No Additional Commitments. The Parties hereto acknowledge and agree that, except as provided in this Article 3, no other commitments of exclusivity are intended, expressed or implied.

ARTICLE 4

ISSUANCE OF POLICIES; PROFIT SHARE

Section 4.1    Carrier Rating: Issuances of Policies. At all times during the Term hereof, ANA (or a designee) shall, as a material performance obligation hereunder, cause the issuance of Policies, from a carrier with an “A” or better A. M. Best rating, to all financial institutions who have: (a) entered into a Program Agreement, (b) otherwise completed any necessary documentation reasonably required by ANA and (c) have met all ANA Underwriting Guidelines.

Section 4.2    Profit Sharing. The Parties hereby acknowledge the Profit Share Agreement executed contemporaneously herewith, a copy of which is attached as Schedule B hereto.

Section 4.3    No Guarantee of Volume. Each of the Parties hereto acknowledges and agrees that the terms and provisions hereof (including those set forth on Schedule B), have been negotiated at arm’s length and that neither Lenders Protection nor any of its representatives, Affiliates or agents has made any predictions, assurances or guarantees with respect to the number of Policies to be issued under the Program during the Term, if any.

Section 4.4    SLB Agreement. ANA agrees to maintain, during the Term hereof, that separate agreement with the Surplus Lines Broker attached as Schedule G hereto (the “SLB Agreement”) on the terms and conditions therein reflected. Should ANA terminate the SLB Agreement pursuant to the terms thereof it (a) will provide at least [***] written notice to Lenders Protection in the event that the termination is for convenience and (b) may terminate with no notice to Lenders Protection if the basis for such termination is a material breach of the SLB Agreement (provided, however, ANA shall provide reasonable written notice whenever practicable). Notwithstanding the foregoing, ANA shall not, at any time during the Term hereof, amend, modify (by course of conduct or otherwise) or terminate the SLB Agreement or replace the Surplus Lines Broker without, in any such case, the prior written consent of Lenders Protection if, in any such case, the SLB Agreement, as so amended, modified or terminated or the replacement of the Surplus Lines Broker would have, or is reasonably likely to have, a materially negative financial impact on Lenders Protection.

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Section 4.5    Maintenance of Governmental Authorizations. ANA agrees to maintain, at all times during the Term hereof and at all times required by Applicable Law, all licenses, authorizations, certificates, permits and other Governmental Authority required to comply with Applicable Law and shall notify Lenders Protection immediately in writing to the extent any such licenses, authorization, certificate, permit or other Governmental Authority is suspended, revoked, cancelled, not renewed or otherwise made unavailable to ANA.

Section 4.6    Claims Administration. ANA agrees that it will cause Insurer to assign its obligations to perform claims administration on Claims to Lenders Protection or Insurance Administrative Services, LLC, an Affiliate of Lenders Protection, (“IAS”), as designated by Lenders Protection, and Lenders Protection represents and warrants that the appointed party, whether it be Lenders Protection or IAS shall conduct such claims administration in compliance with the terms and conditions of the Claims Administration Services Agreement attached hereto as Schedule H. ANA agrees that, in the event Lenders Protection or Insurance Administrative Services, LLC (as the case may be) breaches the provisions of said Claims Administration Services Agreement, its sole and exclusive remedy shall be to seek termination pursuant to Section 2.2(d).

ARTICLE 5

LENDERS PROTECTION SERVICES

Section 5.1    Administrative Support. Lenders Protection, or another provider on its behalf which ANA has approved in writing, shall provide each holder of a Policy with the administrative support services required to be performed under such Policy in a timely manner and in accordance with (a) all the terms and conditions of such Policy (b) ANA’s reasonable guidelines, rules and regulations as provided to Lenders Protection from time to time for the administration of its Policies and (c) all Applicable Laws. ANA agrees that, in the event Lenders Protection breaches the provisions of this Section 5.1, its sole and exclusive remedy shall be to seek termination pursuant to Section 2.2(d).

Section 5.2    Direct Sales; Third Party Sales. Lenders Protection shall have the right (consistent with the terms of Applicable Law) to source and produce business through the Surplus Lines Broker under the Program as a subagent therefor. Lenders Protection may engage third parties to contract with the Surplus Lines Broker for the purpose of selling Policies in accordance with this Agreement; provided, however, that (i) ANA has consented in writing to the use and/or services of such third party, (ii) said third party is licensed with Surplus Lines Broker as required by Applicable Law, and (iii) ANA in its sole and absolute discretion, may suspend or terminate any such third party upon the occurrence of any of the following: (a) failure to comply with Applicable Law, (b) any material action taken, or order issued, by a Governmental Authority (including censure) that is reasonably likely to have a material negative impact on this Program, or (c) upon the occurrence of an Event of Bankruptcy of such third party.

Section 5.3    Subcontractors. Lenders Protection shall not engage or authorize any subcontractor or other service provider to provide or render any material services required to be performed under a Policy (each, a “Subcontractor”) without Lenders Protection’s receipt of the prior written approval of ANA, except to the extent provided in Section 5.6 below. Lenders Protection shall provide Subcontractors with all of ANA’s guidelines, rules and regulations which have been previously provided to Lenders Protection in writing. Lenders Protection shall also require the Subcontractors to enter into written agreements with Lenders Protection and, if requested by ANA, with ANA in form and substance satisfactory to the Parties in which, among other things, such Subcontractor shall agree to comply with all of ANA’s rules and regulations and Applicable Law. As between ANA and Lenders Protection, ANA shall

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have no responsibility for any acts or omissions of the Subcontractors and shall have no liability to Lenders Protection or any Subcontractor for any compensation claims by any Subcontractor to be due or owing as a result of its agreements with Lenders Protection.

Section 5.4    No Other Authority. Lenders Protection shall have no authority, nor shall Lenders Protection represent itself as having such authority, to act in any manner regarding the Policies other than as specifically set forth in this Agreement, or as authorized by ANA in writing and in either event in accordance with Applicable Law.

Section 5.5    Underwriting Guidelines. With respect to any Policy, Lenders Protection shall comply with and be bound by (a) all of ANA’s Underwriting Guidelines as may be amended from time to time and provided in writing by ANA to Lenders Protection not less than [***] (or sooner if required by any Governmental Authority) prior to the effective date of any such change, and (b) all Applicable Laws. ANA agrees that it will not amend, modify, change, supplement or interpret the Underwriting Guidelines after the Effective Date unless there is a bona fide industry or marketplace reason to do so. ANA acknowledges that the commitment made in the foregoing sentence was material to Lenders Protection’s decision to enter into this Agreement and that Lenders Protection would not have entered into this Agreement but for such commitment. ANA agrees to provide Lenders Protection with written notice of any proposed amendment, modification, change, supplement or interpretation to the Underwriting Guidelines (whether material or immaterial) to become effective after the Effective Date, together with advice as to the industry or marketplace reason therefor. [***]. If there are changes in any Applicable Law or if any Governmental Authority issues an opinion that renders the services or certain aspects of the services of Lenders Protection provided hereunder illegal or otherwise prohibited, then Lenders Protection shall use commercially reasonable efforts to promptly develop and propose changes in the services and take other actions reasonably required so that the services continue to satisfy all Applicable Laws. In the event that ANA, in its sole discretion, determines that such proposed changes in the services are insufficient to comply with Applicable Laws, ANA shall have the right to either: (a) perform such services on its own behalf, (b) retain the services of another provider to perform such services or (c) terminate the Agreement in accordance with Section 2.2(h).

Section 5.6    Affiliates as Subcontractors. Notwithstanding anything contained herein to the contrary, ANA hereby expressly confirms that Affiliates of Lenders Protection may function as Subcontractors of Lenders Protection hereunder [***] of ANA. Lender’s Protection understands and agrees that at all time it shall retain all liability for its obligations that are performed by any Affiliate and Subcontractor.

Section 5.7    Reporting to ANA. Lenders Protection shall ensure that each loan made through the Software Platform and requested by Lenders Protection to be made part of the Program with ANA is reported to ANA in accordance with the agreement between the Parties and is otherwise scheduled to the appropriate Policy, in accordance with ANA’s requirements and direction.

Section 5.8    FCRA Compliance. Lenders Protection shall be solely responsible for providing ANA with information on loans that were refused coverage under the Policies due to information in the borrower’s credit file. Such denial information shall be provided on a weekly basis, however, no later than [***] after such loan is declined. This data will include the information requested by ANA in order to comply with the Fair Credit Reporting Act (“FCRA”) regulations concerning adverse action notices and any other information reasonably required by ANA. The Parties acknowledge that the FCRA requires that a toll free number be established and that Lenders Protection shall so establish and staff a toll free number to receive and respond to questions individuals who received such notices might have, in accordance with ANA’s express written directions.

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TO THE COMPANY IF PUBLICLY DISCLOSED.

ARTICLE 6

ACCESS TO RECORDS AND AUDITS

Section 6.1    Maintenance of Program Files. The Parties shall keep, and shall require their Affiliates to keep, commercially reasonable accounts, books and records of all business transacted under this Agreement and the Policies, including without limitation, copies of all scheduled loans and all books, records, data, information, accounts, documents or correspondence reasonably related thereto (“Program Files”).

Section 6.2    Inspection and Audit of Program Files. During the Term of this Agreement or for so long as there remains outstanding any risk that may be claimed pursuant to a Policy that was issued prior to the termination of this Agreement, [***] and its authorized representatives, at is sole costs and expense, may inspect and audit any of the Program Files [***] either, at the option [***] (a) during normal business hours at any office of such [***] or (b) by having the Program Files copied and delivered to [***] at the cost of [***]. All Program Files shall be maintained separately from the records not constituting Program Files. Program Files shall be maintained by [***] for a period equal to its document retention program, [***] after the expiration of the Policies and scheduled loans, or until the completion of a financial or market conduct examination of such records by the insurance regulatory authority of the state in which ANA is domiciled, whichever is longer. In no event shall [***] have the right to review, audit or obtain copies of any books, records, data, information, accounts, documents or correspondence not constituting Program Files.

ARTICLE 7

INDEMNIFICATION

Section 7.1    General Indemnity. Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, Affiliates and agents (each, an “Indemnified Party,” and collectively, the “Indemnified Parties”) from and against any claim, loss, liability, cost or expense, including but not limited to reasonable attorneys’ fees and costs, (collectively, an “Indemnification Request”) to the extent such Indemnification Request arises from the gross negligence, willful misconduct or material breach of this Agreement by the other Party or relates to a breach of a representation, warranty or covenant of a Party specified in Article 9, 10 or 11.

Section 7.2    Indemnification Procedures. If an Indemnified Party has reasonable cause to believe it has grounds for indemnification under this Agreement, it will promptly deliver a notice of its Indemnification Request to the other Party (the “Indemnifying Party”), setting forth with reasonable particularity the grounds for the Indemnification Request. If there is asserted any Indemnification Request by a Person not a party to this Agreement (a “Third Party Indemnification Request”) including, without limitation, a Indemnification Request demanding that the Indemnified Party take any action in respect of or relating to the Policies or the Software Platform, the Indemnified Party must notify the Indemnifying Party in writing of the Third Party Indemnification Request as soon as practicable but no later than [***] after receipt by such Indemnified Party of written notice of the Third Party Indemnification Request. Thereafter, the Indemnified Party will deliver to the Indemnifying Party, as soon as practicable after receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

relating to the Third Party Indemnification Request. The failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party, except to the extent the Indemnifying Party demonstrates that the defense of such action is prejudiced by the Indemnified Party’s failure to give such notice. The Indemnifying Party will be entitled to participate in the defense of a Third Party Indemnification Request made against an Indemnified Party and, if it so chooses, to assume the control of the defense thereof with counsel of its choosing. If the Indemnifying Party elects to assume the control of the defense of a Third Party Indemnification Request, the Indemnified Party will (a) cooperate fully with the Indemnifying Party in connection with such defense, (b) not admit any liability with respect to, or settle, compromise or discharge any Third Party Indemnification Request without the Indemnifying Party’s prior written consent and (c) agree to any settlement, compromise or discharge of a Third Party Indemnification Request which the Indemnifying Party may recommend and which by its terms (i) includes a release of all covered claims in connection with such Third Party Indemnification Request, (ii) contains no admission of liability or wrongdoing on the part of the Indemnified Party, and (iii) imposes no obligation or liability on the Indemnified Party. In the event the Indemnifying Party will assume the control of the defense of any Third Party Indemnification Request as provided above, the Indemnified Party will be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Indemnifying Party does not so assume the control of the defense of any Third Party Indemnification Request, the Indemnifying Party will be entitled to participate in (but not control) the defense of such Third Party Indemnification Request with its own counsel at its own expense.

ARTICLE 8

CUSTOMER DATA

Section 8.1    Limitations on Collection.    Except as otherwise expressly agreed to in writing by Lenders Protection and ANA or as otherwise set forth herein, ANA shall not collect any consumer credit card information, social security number, financial account numbers (e.g., debit card number or bank account information), account passwords and pass codes, driver’s license and/or government-issued identification number, mother’s maiden name, or healthcare records in connection with the Policies. Further, Lenders Protection agrees that it shall not send or otherwise make available to ANA any information described in this Section, unless agreed to in writing by the Parties.

ARTICLE 9

INTELLECTUAL PROPERTY

Section 9.1    Continuing Ownership. Each Party acknowledges that any Intellectual Property (as defined below) of the other Party is and shall continue to be owned by such other Party subject only to any licenses that may from time-to-time be granted by one (1) Party to another. “Intellectual Property” shall mean (a) inventions (regardless of whether filed as patent applications), patents and patent applications, (b) trademarks, service marks, trade names, trade dress and domain names, together with any goodwill associated exclusively therewith, (c) copyrights, including copyrights in computer software, (d) confidential and proprietary information, including trade secrets and know-how and (e) registrations and applications for registrations of the foregoing. ANA acknowledges and agrees that Lenders Protection’s Intellectual Property expressly includes, without limitation except has hereinafter described, the Software Platform, Program, the Improvements and all information and data involved in or regarding the Software Platform, Program and/or Improvements but specifically does not include the Performance Data, which both ANA and Lenders Protection hereby agree is the joint property of the Parties as described in Section 9.3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Section 9.2    Improvements to the Platform. Except for Performance Data, any deliverables (including process flows, scripts and diagrams, developments, inventions, discoveries, improvements, modifications, alterations, derivative works or enhancements (“Improvements”) relating, directly or indirectly, to the Software Platform or the Program that are made, conceived, discovered or reduced to practice by the employees or contractors of ANA, Lenders Protection or ANA and Lenders Protection jointly, during and/or in the course of performance of this Agreement, together with all Intellectual Property rights therein, shall be owned exclusively by Lenders Protection. ANA covenants that it will not, directly or indirectly, attack or assist another in attacking Lenders Protection’s right, title and ownership of the Software Platform, Program and/or the Improvements. ANA shall notify Lenders Protection of any infringements of its rights in the Software Platform, Program and/or Improvements coming to the attention of ANA. To the extent requested by Lenders Protection (at any time following the Effective Date hereof), ANA shall execute (and ANA shall cause all of its current and former employees and independent contractors to execute), without requirement for additional payment or consideration, such documents, agreements, patent applications or other applications for registration of Intellectual Property rights or letters of assignment that Lenders Protection deems reasonably necessary to establish, perfect and/or protect its rights to the Improvements hereunder.

Section 9.3    Performance Data. Notwithstanding anything to the contrary herein, the Parties agree and acknowledge that the Performance Data generated by this Program shall be jointly owned by each of the Parties hereto such that each Party shall be permitted to use, license, possess, copy, reproduce, change, modify, adapt, enhance, revise, correct, create derivative works (but not Improvements) from, distribute and otherwise commercially exploit, both before and after the termination or expiration of this Agreement, subject to (a) the other restrictions contained herein (including, by way of example and not limitation, exclusivity and non-competition), (b) ANA’s commitment (which is hereby given) not to license, assign, transfer, distribute or otherwise make the Performance Data available to any third parties (whether before or after the termination or expiration hereof), except to ANA’s Affiliates provided that prior to such assignment, (x) any such ANA Affiliate agrees in writing with Lenders Protection that its obligations with respect to such Performance Data are identical to ANA’s under this this Agreement and (y) ANA agrees in writing with Lenders Protection that it shall be responsible and liable for the acts and/or omissions of its Affiliate on a joint and several basis, and (c) ANA’s acknowledgment and agreement (which is hereby given) that its joint-ownership and rights in the Performance Data hereunder gives it no rights in any Improvements. In connection with their commitment of joint-ownership, the Parties hereto acknowledge and agree that (i) only Lenders Protection shall be permitted to file and prosecute applications for the registration of and/or to enforce Intellectual Property rights with respect to the Performance Data (provided, however, Lenders Protection agrees that such prosecution and enforcement rights shall in no way mitigate, diminish, lessen or in any way alter the other rights explicitly provided to ANA hereunder) and (ii) no duty exists with respect to the sharing of proceeds derived from the respective exploitation of the Performance Data. Each Party agrees to provide the other, in any manner or media reasonably requested, both during the Term hereof and afterwards, a copy of the Performance Data then in the possession of such Party (provided, however, the reasonable costs and expenses incurred to make such copy shall be reimbursed by the requesting Party).

Section 9.4    Notice and Approval of Use of Trademarks. With the express exception of each Party’s use of the other’s name and/or trademark’s in the first Party’s customer/vendor list, presentations and like materials, to which each Party hereby consents, neither Party shall be permitted to use at any time nor in any manner the other Party’s trademarks, service marks, or trade names (collectively “trademarks”) without having first received the prior written approval of the other Party of such proposed use. Any request for approval by a Party shall be submitted to the other Party by a written notice specifying: (i) the subject trademarks, and (ii) the proposed use of such trademarks, together with samples of the proposed materials

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

and media (e.g., specific marketing piece or web page display) showing the appearance and placement of the trademarks. The other Party shall promptly provide written response, approving or disapproving, the use of its trademarks. Neither Party shall unreasonably withhold or delay its approval of the use of its trademarks.

Section 9.5    Protection of Trademarks. Nothing in this Agreement shall be construed to bar ANA or Lenders Protection, prior to or after the expiration or termination of this Agreement, from protecting their respective rights to the exclusive use of their respective trademarks against infringement by any Party or Parties, including the other Party.

Section 9.6    Injunctive Relief. ANA and Lenders Protection recognize that each of their respective trademarks possess a special, unique and extraordinary character which makes it difficult to assess the monetary damages a Party would sustain in the event of unauthorized use. Each Party expressly recognizes and agrees that irreparable injury would be caused to the other Party by such unauthorized use, and that preliminary or permanent injunctive relief would be appropriate in the event of breach of this Section by the other, Party, provided that such remedy would not exclude other remedies otherwise available to ANA or Lenders Protection. The obligations under this Article 9 shall survive the expiration or termination of this Agreement.

ARTICLE 10

CONFIDENTIALITY

Section 10.1    By virtue of the relationship between the Parties, each Party may have access to trade secrets and information that is confidential and/or proprietary to the other Party (collectively “Confidential Information”). The Party which discloses to the other Party Confidential Information shall be referred to herein as the “Disclosing Party” and the Party to which the Disclosing Party discloses Confidential Information shall be referred to herein as the “Receiving Party.” Confidential Information shall include but is not limited to information regarding each other’s operations, data processing and procedures, billing and collection procedures, Policy holder information, formulas, methods, know-how, processes, data, designs, new products, developmental work, marketing requirements, marketing plans, the terms and pricing under this Agreement, and all information identified by the Disclosing Party at the time of disclosure as confidential or proprietary or which the Receiving Party knows, or should know given the circumstances of the disclosure or the nature of the information disclosed is treated as confidential by the Disclosing Party. Confidential Information shall not include information that (a) is or becomes a part of the public domain through no act or omission of the Receiving Party; (b) was in the Receiving Party’s lawful possession prior to the disclosure and had not been obtained by the Receiving Party either directly or indirectly from the Disclosing Party; (c) is lawfully disclosed to the Receiving Party by a third party without restriction on disclosure; or (d) is independently developed by the Receiving Party. The Receiving Party agrees to hold (and agrees to cause the agents and employees of the Receiving Party to hold) the Disclosing Party’s Confidential Information in strict confidence at all times during and after the Term hereof and, with respect to Confidential Information that constitutes “trade secrets” under Applicable Law, until such information ceases to be a trade secret under Applicable Law. The Receiving Party agrees, unless required by law, not to make the Disclosing Party’s Confidential Information available in any form to any third party or to use the Disclosing Party’s Confidential Information for any purpose other than the implementation of this Agreement. Confidential Information may be shared with the Receiving Party’s employees or agents on a need to know basis only. The Receiving Party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement. To the extent requested in writing by the Disclosing Party, the Receiving Party shall return or destroy (as directed by the Receiving Party) all Confidential Information received from the Disclosing Party hereunder and shall, if requested, certify to such return or destruction upon request.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Section 10.2    If disclosure of any Confidential Information is compelled by court order, subpoena or other legal process, the Receiving Party shall give the Disclosing Party reasonable prior notice to enable the Disclosing Party to consent to such order or seek a protective order or other appropriate remedy. The Parties agree that any breach of obligations under this Section 10 will be a material breach of this Agreement and result in irreparable harm to the Disclosing Party, for which damages would be an inadequate remedy. In addition to the rights and remedies otherwise available at law, the Disclosing Party will be entitled to seek equitable relief; including injunction without the necessity of posting a bond, in the event of such breach and to recover its reasonable attorneys’ fees. The Receiving Party agrees to be responsible for any breach of this Section 10 by any employee or agent acting within its reasonable control, including the payment of court costs and legal fees. The obligations under this Article 10 shall survive the expiration or termination of this Agreement.

ARTICLE 11

[Intentionally Left Blank]

ARTICLE 12

INSURANCE

Section 12.1    During the Term, each of the Parties hereto shall secure and maintain, at its own expense, and shall require all Subcontractors to secure and maintain, at such Subcontractor’s own expense, the following insurance with insurance companies qualified to do business in the jurisdiction in which the services will be performed and rating A-VII or better in the current Best’s Insurance Reports published by A.M. Best Company. Said policy or policies shall not be canceled or altered without at least [***] prior written notice to the other Party. The insurance coverages and limits required to be maintained by the Parties and their respective Subcontractors shall be primary to insurance coverage, if any, maintained by the other. Each Party and its Subcontractors and their underwriters shall waive all right so subrogation against the other.

(a)    Worker’s Compensation Insurance which shall fully comply with the statutory requirements of all applicable state and federal laws and Employers’ Liability Insurance which limit shall be [***].

(b)    Commercial General Liability Insurance with a minimum combined single limit of liability of [***]. This policy shall include [***] coverage and [***] coverage.

(c)    Excess coverage with respect to Sections 12.1(a) and 12.1(b) above with a minimum combined single limit of [***].

(d)    Errors and Omissions coverage with a minimum limit of [***].

(e)    Each Party shall be responsible for loss of the others property and customer property, directly or indirectly, and shall maintain fidelity bond or crime coverage for the dishonest acts of its employees in a minimum amount of [***]. Each Party shall endorse such policy to include a “Client Coverage” or “Joint Payee Coverage” endorsement. The non-insured Party shall be named as “Loss Payee, As Their Interest May Appear” in such fidelity bond.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

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TO THE COMPANY IF PUBLICLY DISCLOSED.

ARTICLE 13

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 13.1    Mutual Representations and Warranties. Each Party represents and warrants to the other Party the following:

(a)    such Party’s execution, delivery and performance of this Agreement: (i) has been authorized by all necessary corporate action, (ii) does not violate the terms of any law, regulation, or court order to which such Party is subject or the terms of any agreement to which such Party or any of its assets may be subject and (iii) is not subject to the consent or approval of any third party;

(b)    this Agreement is the valid and binding obligation of such Party, enforceable by the other Party against such Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity;

(c)    such Party is not subject to any pending or threatened litigation or governmental action which could interfere with such Party’s performance of its obligations hereunder,

(d)    such Party is in good standing in the state of its organization and is qualified to do business as a foreign corporation in each of the other states in which the nature of its business or assets requires such Party to be so qualified;

(e)    such Party shall secure or has secured all permits, licenses, regulatory approvals and registrations required to perform its covenants, duties and obligations contemplated herein, including without limitation, registration with the appropriate taxing authorities for remittance of taxes;

(f)    such Party shall use all reasonable care in handling the other Party’s data that is in such Party’s possession. Without limitation of the foregoing, such Party shall maintain, in accordance with prudent standards of insurance record-keeping and in a format readable by the other Party, weekly and monthly off-site backup copies of the other Party’s computer data that is in such Party’s possession;

(g)    except as otherwise specifically provided in this Agreement, such Party shall be solely responsible, without any right of reimbursement from the other Party, for any and all expenses that it incurs including but not limited to rentals, transportation facilities, remuneration of clerks or other employees, commissions to dealers, postage, administration fees, state or local license and appointment fees, and all other expenses of whatever nature. The conduct by such Party of its business shall be at its own sole cost, credit, risk, and expense.

(h)    There is no action, claim, suit or proceeding pending or, to the knowledge of the Parties, threatened, against such party or any of its Affiliates that could adversely affect (i) such party’s ability to perform its covenants, duties or obligations under this Agreement or (ii) its duties and obligations under any Policy; and

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(i)    The Parties have, to the best of such Party’s knowledge, the capability and the capacity to perform the services under this Agreement and each Policy. Each of the Parties shall use best efforts to perform such services in accordance with this Agreement and each Policy, and in compliance with all Applicable Laws. Each of the Parties shall secure and maintain, for the duration of this Agreement, all licenses required to be maintained by it under all Applicable Laws.

Section 13.2    Representation and Warranty Regarding the Software Platform. Lenders Protection represents and warrants to ANA that, as of the date hereof, to the actual knowledge of Lenders Protection (without conducting further inquiry or due diligence), the Software Platform does not infringe upon or violate any intellectual property right of a third party.

Section 13.3    Covenant of the Parties. The Parties shall deliver as soon as reasonably practicable written notice to the other Party upon the occurrence of any action, claim, suit or proceeding threatened against such Party or its Affiliates or Subcontractors that could adversely affect such Party’s ability to perform its covenants, duties or obligations under this Agreement or any Policy.

ARTICLE 14

DISPUTE RESOLUTION

Section 14.1    The Parties agree to attempt to settle any dispute arising out of this Agreement through consultation and negotiation, in good faith and in the spirit of mutual cooperation. In the event of a dispute, the Parties agree to meet to try to resolve the dispute within [***] of one Party delivering written notice to the other Party containing a request for a meeting. If, within a reasonable time after such meeting (not to exceed [***]), the Parties have not succeeded in negotiating a resolution of the dispute, then either Party may commence mediation as provided herein by delivering a written demand for mediation to the other Party.

Section 14.2    Except as provided herein, no civil action with respect to any dispute, claim or controversy arising out of or relating to this Agreement may be commenced until the matter has been submitted to JAMS, or its successor, for mediation in New York, New York. Either Party may commence mediation by providing to JAMS and the other Party a written request for mediation, setting forth the subject of the dispute and the relief requested. The Parties will cooperate with JAMS and with one another in selecting a mediator from JAMS’ panel of neutrals, and in scheduling the mediation proceedings. The Parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the Parties, their agents, employees, experts and attorneys, and by the mediator and any JAMS employees, are confidential, and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the Parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either Party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither Party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or [***] after the date of filing the written request for mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the Parties so desire. The provisions of this paragraph may be enforced by any court of competent jurisdiction, and the Party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorney’s fees, to be paid by the Party against whom enforcement is ordered.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

ARTICLE 15

GOVERNING LAW AND JURISDICTION

Section 15.1    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without regard to its conflicts or choice of laws principles that could or would cause the application of any other laws).

Section 15.2    Consent to Jurisdiction and Venue.

(a)    Each of the Parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York, which the Parties hereto agree shall be the court of adjudication in connection with any suit, action or other proceeding arising out of the terms of this Agreement, and, if such dispute cannot be adjudicated in such court for any reason, including without limitation, a lack of subject matter jurisdiction, then such dispute shall be heard in the Supreme Court of the State of State of New York, New York County, (collectively with the United States District Court for the Southern District of New York, the “Agreed Courts”), to which the Parties hereto hereby irrevocably consent and submit to the jurisdiction thereof and venue therein. Each of the Parties hereby unconditionally and irrevocably waives any objection to venue in the Agreed Courts.

(b)    Waiver of Jury Trial. Each of the Parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby or thereby. The waiver in this Section 15.2 has been made with the advice of counsel and with a full understanding of the legal consequences thereof and shall survive the termination of this Agreement.

ARTICLE 16

MISCELLANEOUS

Section 16.1    Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to subject matter herein and no arrangements, agreements or understandings exist between the Parties regarding the subject matter of this Agreement other than as expressed herein.

Section 16.2    Notices. Any and all notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when (a) received by the receiving Party if mailed via United States registered or certified mail, return receipt requested, (b) received by the receiving Party if mailed by United States overnight express mail, (c) sent by facsimile or telecopy machine, followed by confirmation mailed by United States first-class mail or overnight express mail, or (d) delivered in person or by commercial courier to the Parties at the following addresses:

If to ANA:	[***]

With copy to:	[***]

If to Lenders Protection:	[***]

With mandatory copy to:	[***]

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TO THE COMPANY IF PUBLICLY DISCLOSED.

Either Party may change the names or addresses where notice is to be given by providing notice to the other Party of such change in accordance with this Section 16.2.

Section 16.3    Severability; Remedies. If any provision of this Agreement shall be rendered illegal or unenforceable by Applicable Laws of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction. Except to the extent expressly required otherwise, the remedies provided herein shall not be exclusive of any other rights or remedies available by one Party against the other, either at law or in equity. For purposes of establishing absolute clarity, ANA hereby agrees and acknowledges that its agreement to permit an Extension Period to the Non-Compete Period (as contemplated by Section 3.1(c)) shall be deemed an additional remedy and shall not preclude Lenders Protection from seeking any other rights or remedies available at law or in equity.

Section 16.4    Amendments. No amendment, change or modification of this Agreement shall be valid or binding unless set forth in writing duly executed by both Parties.

Section 16.5    Survival. It is expressly agreed by the Parties that the terms, conditions and obligations contained in Articles 1, 5, 6, 7, 8, 9, 10, 12, 13, 14, 15, 16 and Sections 2.3, 3.1, 4.2 and 4.3 herein shall survive any termination of this Agreement.

Section 16.6    Assignment. Subject to the provisions of Section 2.2(f) or Section 2.2(g) above, either Party to this Agreement may assign this Agreement or any of its rights or delegate any of its duties or obligations under this Agreement, without the prior written approval of the other Party, in connection with a Change of Control transaction. Neither Party to this Agreement may assign this Agreement or any of its rights or delegate any of its duties or obligations under this Agreement in any transaction not constituting a Change of Control, without the prior written consent of the other Party.

Section 16.7    No Partnership. The Parties hereto do not intend to create a relationship of principal and agent, nor do they intend to create a joint venture or partnership. No Party hereto shall be liable for or bound by any representation, act or omission whatsoever of the other Party.

Section 16.8    Third Party Beneficiaries. Except as otherwise expressly provided herein to the contrary, this Agreement shall be binding upon and inure solely to the benefit of the Parties hereto, and their permitted successors and assigns, and nothing herein is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 16.9    Counterparts. This Agreement may be executed in two (2) or more counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 16.10    Business Continuity. Each of the Parties shall establish and maintain commercially reasonable contingency plans, recovery plans and risk controls to plan for its continued performance under this Agreement. The plans must be in place and delivered to the other Party [***] after the Effective Date and on each anniversary date of such Effective Date thereafter. If either Party objects in writing to any provision of such plans and controls, the non-objecting Party shall respond to the objecting Party in writing within [***] after such objection, explaining, among other matters, the matters the non-objecting Party wishes to include in its response and the actions it intends to take, if any, to attempt to

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appease the objecting Party’s objection(s). Each Party agrees to provide the other, not less than [***] prior to the consummation thereof, notice of any Change of Control.

(Signatures on next page)

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IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the date first above written.

ANA:		Lenders Protection:

AmTrust North America, Inc.		Lenders Protection, LLC

By:	/s/ Bruce Saulnier	By	/s/ John Flynn
Name:	Bruce Saulnier	Name	John Flynn
Title:	Executive Vice President	Title:	President / CEO
Date:	October 22, 2013	Date:	October 22, 2013

Signature Page

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SCHEDULE A

“Acquire” or “Acquiring” means to buy, merge with or otherwise acquire, in one transaction or a series of related transactions, a controlling interest in.

“Acquiring Person” refers to the Person that is Acquiring the business operations of ANA or Lenders Protection, as the case may be, in a Change of Control, including (a) that Person that is acquiring all or substantially all of the assets, (b) that Person that is acquiring a majority of the equity interests and (c) to the extent applicable, that Person becoming the successor in interest to the business of ANA or Lenders Protection in connection with any dissolution, winding up, cessation of business or liquidation, other than in connection with an Event of Bankruptcy.

“Additional Protection Period” shall mean (a) in the case where this Agreement expires or terminates on any date earlier than [***], the earlier of (i) one (1) calendar year following said expiration or termination or (ii) the date on which the provision of insurance products and services is reasonably transitioned to a replacement insurance carrier, (b) in the case of a Requested Renewal Term (i.e., in the case of a requested renewal by one (1) of the Parties which does not result in a written agreement on the Revised Provisions), the earlier of (i) [***] or (ii) the date on which the provision of insurance products and services is reasonably transitioned to a replacement insurance carrier, and (c) in the case of a Negotiated Renewal Term, the date specified by the Parties.

“Affiliate” means, with respect to a Party, any other Person (other than a natural person or a Governmental Authority) now or hereafter controlled by, controlling or under common control with such Party; control shall be deemed to exist when a Person (other than a natural person or a Governmental Authority) owns or controls, directly or indirectly, fifty percent (50%) or more of the total outstanding equity interests representing the right to vote for the election of directors or other managing authority of another Person (other than a natural person or a Governmental Authority) or has the power to direct the management or policies of such Person (other than a natural person or a Governmental Authority).

“Agreed Minimum” refers to [***].

“Applicable Law” means any applicable order, law, statute, regulation, rule, ordinance, writ, injunction, directive, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Authority applicable to the Parties hereto, any of their respective businesses, properties or assets or the Policies.

“Automatic Decisioning” refers to the ability of the software platform or other solution to (a) determine whether applications meet default credit insurance eligibility criteria; (b) calculate applicable default insurance premiums for eligible applications; (c) calculate applicable interest rates with respect to applications covered by default insurance in accordance with established criteria; (d) perform default credit insurance and default credit insurance-related vehicle loan originations; or (e) perform default credit insurance-related decisioning or pricing functions.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

“Business Day” means any day other than a Saturday, Sunday and any day on which commercial banks doing business in New York are required or permitted by law to be closed.

“Change of Control” means any of (a) the sale, in a single transaction or series of related transactions, of all or substantially all of the assets of Lenders Protection or ANA, as the case may be (or of any Affiliate of Lenders Protection or ANA that owns and controls such entity, as the case may be); (b) the issuance, sale or transfer (including, without limitation, in connection with any business combination, merger, reorganization, stock sale, stock issuance or other transaction), in a single transaction or series of related transactions, of equity interests of Lenders Protection or ANA, as the case may be (or any Affiliate of Lenders Protection or ANA that owns and controls such entity, as the case may be) following which the equityholders that hold a majority of the economic and voting interests of Lenders Protection or ANA, as the case may be (or any Affiliate of Lenders Protection or ANA that owns and controls such entity, as the case may be) on the Effective Date hereof ceases to own a majority of the equity interests of such entity following such transaction or (c) any dissolution, winding up, cessation of business or liquidation of Lenders Protection or ANA, as the case may be (or any Affiliate of Lenders Protection or ANA that owns and controls such entity, as the case may be), other than in connection with an Event of Bankruptcy.

“Claim” has the meaning set forth in the Policy.

“Contract Year” means each twelve-month period during the Term of this Agreement commencing, in each case, with October 1 and ending with the next September 30; provided, however, the Parties agree that the first Contract Year shall commence October 14, 2013 and shall end September 30, 2014.

“Directly Competitive Business” shall mean (a) when used in relation to a Directly Competitive Business of ANA, any business operating anywhere in North America that promotes or provides a broad spectrum of business insurance products (including workers compensation, commercial package, general liability, property, inland marine, employment liability, commercial agriculture, lumber specialty and fine dining) and (b) when used in relation to a Directly Competitive Business of Lenders Protection, any business operating anywhere in North America that uses or depends upon any software platform or other solution to perform Automatic Decisioning for non-prime or “near prime” automobile loans; provided, however, that for the avoidance of doubt, the term “Directly Competitive Business” shall not include any Indirectly Competitive Business. The Parties also agree and confirm that the provision of Lenders Single Interest (“LSI”), Vendor Single Interest (“VSI”) or Collateral Protection Insurance (“CPI”), as such products are understood in the industry on the Effective Date and as such products are modified, enhanced or otherwise understood during the Term hereof, shall not be regarded as a Directly Competitive Business of Lenders Protection.

“Engage” means to be or become, directly or indirectly, either by providing financial assistance or otherwise, engaged in, financially or commercially motivated by or interested or involved in a way (including by means of acting as an underwriter, insurer or reinsurer), or to otherwise participate in connection with (including through distribution) promote or advise.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:

(a)    a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver,

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BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any Applicable Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of [***]; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b)    such Person shall commence a voluntary case or other proceeding under any Applicable Law relating to bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

“Governmental Authority” means the United States of America, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

“Indirectly Competitive Business” means any business, consortium or group that owns, operates or controls, either directly or indirectly, a Directly Competitive Business as one or more of its subsidiaries, divisions or business units but such Directly Competitive Business did not generate (a) more than [***] of the consolidated gross revenues of the business, consortium or group, when viewed in the aggregate, (b) more than [***] of the consolidated net income of the business, consortium or group, when viewed in the aggregate, or (c) more than [***] of the value of the assets of the consolidated business, consortium or group, when viewed in the aggregate, in each case, on the last day of the fiscal year of the business, consortium or group immediately preceding the date of Acquisition (as stated in such business consortium or group’s last financial statements prior to the execution of the relevant purchase agreement for such Acquisition).

“Insured Loans” means any loan issued under the Program which has been insured under a Policy.

“Insured Loan Shortfall” refers to [***].

“Interim Earnback Target Shortfall” refers to [***].

“New Products” shall mean any material or significant proposed product offering of Lenders Protection that (a) will be launched, for the first time, after the Effective Date, (b) requires a policy of insurance similar to the Policies and (c) is appropriate for the participation of ANA given the then existing competitive, financial, operational and other goals and objectives of ANA and Lenders Protection (as determined by Lenders Protection in its reasonable discretion). Under no circumstances shall the term “New Products” refer to (x) Policies to be issued under this Program, (y) policies to be issued in connection with the Software Platform, but under other programs with other insurance companies or (z) products or services to be marketed and sold generally outside of North America.

“Party” means ANA or Lenders Protection, as applicable.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

\“Performance Data” means the information, data and data elements generated at any time (either during or following the Term hereof) pertaining to the Policies issued under the Program including, without limitation, all information, data (including actuarial data) and data elements relating, directly or indirectly, to the performance, pricing or experience of the loans issued under the Policies or the Policies themselves, and any Intellectual Property rights therein. The Parties agree that, under no circumstances shall Improvements constitute Performance Data hereunder.

“Permanent Earnback Target Shortfall” refers to [***].

“Person” means any individual, partnership, firm, trust, association, limited liability company, corporation, joint venture, unincorporated organization, other business entity or Governmental Authority.

“Policy” means the credit default insurance policies issued by ANA to financial institutions under this Program between ANA and Lenders Protection, the form of which is attached hereto as Schedule D.

“Problematic Change of Control” shall mean (a) when used in relation to a Problematic Change of Control of ANA, any Change of Control of ANA wherein the Acquiring Person (i) is Engaged in a Directly Competitive Business with Lenders Protection or (ii) maintains or is generally regarded as maintaining (on the date that ANA enters into a written agreement to effect a Change of Control) creditworthiness less than that maintained by ANA on the Effective Date hereof and (b) when used in relation to a Problematic Change of Control of Lenders Protection, any Change of Control of Lenders Protection wherein the Acquiring Person (i) is Engaged in a Directly Competitive Business with ANA or (ii) maintains or is generally regarded as maintaining (on the date that Lenders Protection enters into a written agreement to effect a Change of Control) creditworthiness less than that maintained by Lenders Protection on the Effective Date hereof.

“Program” has the meaning set forth in the recitals, but (a) shall mean and refer only to the program of commercializing the Software Platform in connection with Policies which Lenders Protection requests to be issued by ANA and not any other or replacement providers of insurance policies and (b) does not include Performance Data.

“Program Agreement” means the agreement between Lenders Protection and financial institutions which set forth the terms of usage in connection with the Software Platform and other relevant matters. The form of the Program Agreement is set forth in Schedule F.

“Run-Off Data” refers to such documentation, data, information and reports as Lenders Protection deems reasonably necessary to operate its business following the termination or expiration hereof, including such financial data, information and reports as provided by ANA during the Term.

“Surplus Lines Broker” shall mean Lockton Companies of Dallas or such other surplus lines broker, approved by Lenders Protection and ANA, that shall enter into an acceptable agreement with ANA.

“Underwriting Guidelines” shall mean the ANA underwriting guidelines established by ANA and its Affiliated insurance companies, together with all rules, bulletins and written instructions related thereto. Such Underwriting Guidelines (in existence on the Effective Date) are set forth in Schedule E, which may be updated upon such advance notice by ANA as specified in Section 5.5

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SCHEDULE B

PROFIT SHARING AGREEMENT

B-1

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SCHEDULE C

[Intentionally Left Blank]

C-1

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SCHEDULE D

POLICY FORM

D-1

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SCHEDULE E

UNDERWRITING GUIDELINES

E-1

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SCHEDULE F

PROGRAM AGREEMENT

F-1

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SCHEDULE G

SLB AGREEMENT

G-1

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SCHEDULE H

CLAIMS ADMINISTRATION SERVICES AGREEMENT

H-1

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AMENDMENT NO. 1

TO

PRODUCER AGREEMENT

THIS AMENDMENT NO. 1 TO PRODUCER AGREEMENT (this “Amendment”), effective as of January 1, 2016 (the “Amendment No. 1 Effective Date”), is entered into by and between Lenders Protection, LLC (“Lenders Protection”), a Texas limited liability company whose main office address is 901 south Mopac Expressway, Building One, Suite 250, Austin, TX 78746 and AmTrust North America, Inc. (“ANA”), a Delaware corporation whose main office address is 59 Maiden Lane 43rd Floor, New York, NY 10038. Lenders Protection and ANA may each be referred to herein individually as a “Party” or jointly as “Parties.”

WHEREAS, the Parties entered into that certain Producer Agreement dated October 22, 2013 to be effective on and as of June 1, 2013 (the “Agreement”) and the Parties now desire to amend certain provisions of the Agreement as more particularly described herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Representations and Warranties. Each of the Parties to this Amendment hereby represents and warrants to the other Party that:

a.	such Party has the legal power and authority to execute and deliver this Amendment;

b.

the execution and delivery hereof by such Party and the performance and observance by such Party of the provisions hereof do not violate or conflict with the organizational documents or agreements of such Party or any material law applicable to such Party or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against such Party; and

c.

this Amendment constitutes a valid and binding obligation of such Party in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and by general equity principles regardless of whether enforcement is sought in the proceeding at law or in equity.

2.	New Section 2.4. A new Section 2.4 shall be inserted immediately following Section 2.3 as follows:

“Section 2.4    Termination of Master Services Agreement. The Parties hereby agree that, as of the effective date of the Agreement, the Master Services Agreement between the parties dated August 1, 2010 (the “Master Services Agreement”) is hereby terminated and of no further force or effect, and the Parties shall have no further rights or obligations thereunder, except for the provisions thereof, if any, that expressly survive such termination.”

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TO THE COMPANY IF PUBLICLY DISCLOSED.

3.	Amendment to Section 4.6. Section 4.6 of the Agreement shall be deleted in its entirety and replaced with the following:

“Section 4.6    Claims Administration. ANA, as the issuer of the Policies, has the right and obligation to perform claims administration for all Claims. ANA agrees that it will cause Insurer to delegate its obligations to perform claims administration on Claims arising from Policies that were issued or renewed after August 1, 2010 to Lenders Protection or Insurance Administrative Services, LLC, an Affiliate of Lenders Protection (“IAS”), as designated by Lenders Protection. Lenders Protection represents and warrants that the appointed party, whether it be Lenders Protection or IAS, shall conduct such claims administration in compliance with the terms and conditions of the Claims Administration Services Agreement attached hereto as Schedule H.”

4.

Amendment to Schedule A - Definitions. The definition of “Claim” and “Policy” as set forth respectively in Schedule A of the Agreement shall each hereby be deleted in its entirety and replaced with the respective definitions thereof below, and each of the following new definitions shall be added to Schedule A of the Agreement as follows:

““Claim” has the meaning set forth in the applicable Policy; provided, however, that solely for purposes of this definition, no Modified Policy shall be deemed to be a Policy such that no claim in respect of a Modified Policy shall be deemed to be a Claim.”

““Policy” or “Policies” means automobile credit default insurance policies issued by ANA to financial institutions pursuant to this Agreement, the form of which is attached hereto as Schedule D.”

““Modified Policy” means any Policy that includes Physical Damage Coverage, Title Coverage or Skip Coverage.”

““Physical Damage Coverage” means an endorsement to a Policy that provides the insured coverage against certain losses with respect to and arising from collateral for which the insured has contingent contractual rights, but where such collateral has physical damage.”

““Title Coverage” means an endorsement to a Policy that provides the insured coverage against certain losses with respect to and arising from collateral for which the insured has contingent contractual rights, but where such collateral has no title or any defects to title.”

““Skip Coverage” means an endorsement to a Policy that provides the insured coverage against certain losses with respect to and arising from collateral for which the insured has contingent contractual rights, but where such collateral cannot be located.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

5.

Effectiveness; Ratification; Terms and References. This Amendment shall be effective and shall be deemed to amend and constitute a part of the Agreement as of the Amendment No. 1 Effective Date. On and after the Amendment No. 1 Effective Date, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and constitute a reference to the Agreement as amended by this Amendment. The Parties agree that, except as expressly amended pursuant to this Amendment, the Agreement shall otherwise remain in full force and effect in accordance with its terms. If there are any conflicts between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control. Capitalized terms used but not defined herein shall, unless the context otherwise requires, have the respective meanings given to such terms in the Agreement. Section references used herein shall, unless the context otherwise requires, refer to the corresponding sections of the Agreement.

[Signature page to follow]

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BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

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IN WITNESS WHEREOF, the Parties cause this Amendment to be effective as of the Amendment No. 1 Effective Date.

AmTrust North America, Inc.		Lenders Protection, LLC

Signed:	/s/ Bruce Saulnier	Signed:	/s/ Ross Jessup
Print Name:	Bruce Saulnier	Print Name:	Ross Jessup
Title:	Executive Vice President	Title:	CFO/COO

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EXECUTION COPY

AMENDMENT NO. 2

TO

PRODUCER AGREEMENT

THIS AMENDMENT NO. 2 TO PRODUCER AGREEMENT (this “Amendment”), effective as of July 1, 2017 (the “Amendment Effective Date”), is entered into by and between LENDERS PROTECTION, LLC, a Texas limited liability company whose main office address is 901 South Mopac Expressway, Building One, Suite 250, Austin, Texas 78746 (“Lenders Protection”), and AMTRUST NORTH AMERICA, INC., a Delaware corporation whose main office address is 59 Maiden Lane 43rd Floor, New York, NY 10038 (“ANA”). Lenders Protection and ANA may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into that certain Producer Agreement effective as of October 22, 2013 (as amended to date, the “Agreement”) and the Parties now desire to amend certain provisions of the Agreement as more particularly described herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not defined herein shall, unless the context otherwise requires, have the respective meanings given to such terms in the Agreement.

Section 2.    Representations and Warranties. Each of the Parties to this Amendment hereby represents and warrants to the other Party that:

(a)    such Party’s execution, delivery and performance of this Amendment: (i) has been authorized by all necessary corporate action, (ii) does not violate the terms of any law, regulation, or court order to which such Party is subject or the terms of any agreement to which such Party or any of its assets may be subject and (iii) is not subject to the consent or approval of any third party;

(b)    this Amendment is the valid and binding obligation of such Party, enforceable by the other Party against such Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity;

(c)    such Party is not subject to any pending or threatened litigation or governmental action which could interfere with such Party’s performance of its obligations hereunder;

1

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(d)    such Party is in good standing in the state of its organization and is qualified to do business as a foreign corporation in each of the other states in which the nature of its business or assets requires such Party to be so qualified;

(e)    such Party has secured all permits, licenses, regulatory approvals and registrations required to perform its covenants, duties and obligations contemplated herein, including without limitation, registration with the appropriate taxing authorities for remittance of taxes;

(f)    there is no action, claim, suit or proceeding pending or, to the knowledge of that Party, threatened, against such Party or any of its Affiliates that could adversely affect (i) such Party’s ability to perform its covenants, duties or obligations under this Amendment or the Agreement or (ii) its duties and obligations under any Policy; and

(g)    the Party has, to the best of such Party’s knowledge, the capability and the capacity to perform the services under this this Amendment and the Agreement and each Policy.

Section 3.    Amendment of Section 2.1. Section 2.1 shall be deleted in its entirety and replaced with the following:

“Section 2.1    Term. The initial term of this Agreement shall commence on the Effective Date and shall continue for a period ending at 11:59 p.m. Central Standard Time (“C.S.T.”) on December 31, 2023 (the “Initial Term”) to the extent not terminated sooner pursuant to the terms hereof. After the Initial Term, this Agreement shall be automatically extended for renewal terms of two (2) years each (each a “Renewal Term”), unless either Party provides the other with written notice of termination at least one hundred and eighty (180) days prior to the expiration of the Initial Term or the applicable Renewal Term. As used herein, “Term” shall mean and refer collectively to the Initial Term and any Renewal Term(s), as applicable.”

Section 4.    Amendment of Section 2.2(k). Section 2.2(k) shall be deleted in its entirety and replaced with the following:

“by Lenders Protection, upon notice, at any time after (a) ANA has breached ANA’s Non-Competition Commitment or (b) ninety (90) days following Lender Protection’s receipt of a Notice of Intent to Compete from ANA pursuant to Section 3.1(d) if Lenders Protection has not received a Revocation of such Notice of Intent to Compete during the Interim Period.”

Section 5.    Amendment of Sections 2.3(b) and (c). Sections 2.3(b) and (c) shall be deleted in their entirety and replaced with the following:

“(b)    Upon termination or expiration of this Agreement, Lenders Protection shall not facilitate the placement of new loans to ANA through the Program. Additionally, upon termination or expiration of this Agreement, Lenders Protection

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shall take all reasonable action to prevent financial institutions from accessing the Software Platform for purposes of submitting new business relating to the issuance of a Policy pursuant to the Program with ANA. For purposes of establishing absolute clarity, Lenders Protection shall, at all times, be permitted to allow financial institutions to access the Software Platform for purposes of submitting new business relating to the issuance of Additional Carrier Policies pursuant to the Program.

(c)    In the event this Agreement is terminated or expired, ANA shall work in good faith following such termination or expiration date (and shall cause all applicable Insurers to work in good faith) with Lenders Protection and third parties identified by Lenders Protection in connection with the maintenance, support and continuation of the Program (the “Post-Termination Support”), [***]; provided, however, such Run-Off Data shall only be required to be delivered in such manner and at such times as similar data delivered during the Term hereof. The Parties hereto acknowledge and agree that the purpose and objective of such Post-Termination Support shall be to ensure that the business of Lenders Protection (and the Program offered thereby) continues with the least amount of delay, interference, cost, disruption or other operational inefficiency.”

Section 6.    Amendments to Article 3. Article 3 shall be deleted in its entirety and replaced with the following:

“Section 3.1    Protection of Lenders Protection.

(a)    ANA acknowledges and agrees that its ability to work with Lenders Protection (and its Affiliates) pursuant to the terms of this Agreement is significantly valuable to ANA (and its Affiliates) and, as a result, ANA is willing and prepared to impose substantive restrictions on its ability to compete (or facilitate competition) with Lenders Protection during the period beginning on the Effective Date and ending at the conclusion of the Additional Protection Period (such period the “Non-Compete Period”).

(b)    During the Non-Compete Period, ANA agrees (i) not to, directly or indirectly, provide or promote credit default insurance to any Directly Competitive Business of Lenders Protection (or to any Person that services a Directly Competitive Business of Lenders Protection) and (ii) not to, directly or indirectly, otherwise Engage in a Directly Competitive Business of Lenders Protection, without the prior written consent of Lenders Protection (collectively, the conduct set forth in the foregoing clauses (i) and (ii), “Compete with Lenders Protection”). Notwithstanding the foregoing, the Parties agree that nothing contained in this Section 3.1 shall preclude ANA from Acquiring, after the Effective Date hereof, an Indirectly Competitive Business as long as the decision to so Acquire was made in good faith and not for the purpose (sole or partial) of evading the restrictions herein. In the event that ANA intends to acquire an Indirectly Competitive Business

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pursuant to the foregoing sentence, it shall be required to provide Lenders Protection with not less than [***] advance written notice thereof whereupon Lenders Protection shall have the right, but not the obligation, to terminate this Agreement upon notice to ANA; provided that such notice to terminate is given to ANA by Lenders Protection within said [***] period. ANA represents and warrants that, as of the Effective Date and the Amendment Effective Date, it does not own, operate or control (nor is it evaluating the ownership, operation or control), either directly or indirectly, of an Indirectly Competitive Business.

(c)    ANA acknowledges and agrees that the restrictions imposed upon it under this Section 3.1 (collectively, “ANA’s Non-Competition Commitment”) are reasonable and properly required for the adequate protection of Lenders Protection and its Affiliates. The Parties hereto agree that in the event any court of competent jurisdiction determines the Non-Compete Period or the specified geographical area of ANA’s Noncompetition Commitment to be unreasonable, arbitrary or against public policy, a lesser time period or geographical area which is determined to be reasonable, non-arbitrary and not against public policy may be enforced against ANA. The Parties intend that ANA’s Non-Competition Commitment is (and shall be construed as) a series of separate covenants, one for each state of the United States and one for each other similar region or territory, outside of the United States but within North America generally. ANA agrees that, in the event of any breach or threatened breach of ANA’s Non-Competition Commitment, Lenders Protection will not have an adequate remedy in monetary damages; therefore ANA agrees that, in such event, Lenders Protection shall be entitled to obtain injunctive relief, without bond, and without the necessity of proof of actual damages, against any such actual or threatened breach in any court of competent jurisdiction. Such right to injunctive relief shall be in addition to and shall in no way limit Lenders Protection’s right to obtain other remedies available under applicable law. In the event that ANA directly or indirectly breaches ANA’s Non-Competition Commitment, the Non-Compete Period applicable to ANA shall be extended for an additional amount of time equal to the amount of time when such breach occurred until such breach is remedied (the “Extension Period”); provided, however, in light of other remedies available to Lenders Protection (which are expressly reserved), the Extension Period shall never be longer than [***]. The obligations under and referred to in this Section 3.1 shall survive the expiration or termination of this Agreement.

(d)    Notwithstanding any other term or provision of this Agreement (including, without limitation, any provision to the contrary in this Section 3.1), the Parties agree that, at any time after December 31, 2018, ANA may, in compliance with the other provisions of this Section 3.1(d), Compete with Lenders Protection or Prepare to Compete with Lenders Protection (defined below). At least [***] prior to the date on which ANA would propose to Compete with Lenders Protection or Prepare to Compete with Lenders Protection (the “Competition Date”), ANA must, as a specific condition precedent to its rights to terminate ANA’s Non-Competition

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Commitment, deliver written notice to Lenders Protection that it proposes to Compete with Lenders Protection or Prepare to Compete with Lenders Protection as permitted by this Section 3.1(d) (the “Notice of Intent to Compete”) and inform Lenders Protection of the applicable Competition Date (which shall be, in no event, less than [***] after the effectiveness of delivery of the Notice of Intent to Compete). Any Notice of Intent to Compete may be revoked by ANA within the first [***] following delivery of the Notice of Intent to Compete (the “Interim Period”) upon written notice to Lenders Protection (such notice a “Revocation”). In the event that ANA delivers a Notice of Intent to Compete as provided herein and a subsequent Revocation as also provided herein, it shall not be permitted to deliver a subsequent Notice of Intent to Compete for at least [***] following delivery of such Revocation. From and after the date that the Notice of Intent to Compete has been properly delivered to Lenders Protection (should this occur), the Target Allocation (defined below) shall be modified at the sole and absolute discretion of Lenders Protection (which may change, from time to time) to allow the allocation of any and all applications for Insured Loans following such date without reference to the Target Allocation or the commitments of Lenders Protection under Section 3.4(b)(ii). In addition, at any point following the Interim Period, Lenders Protection may, at its sole and absolute discretion (and assuming a Revocation has not been properly delivered hereunder), allocate any or all applications for Insured Loans issued by Existing ANA Lenders to one or more Additional Carriers or others. In the event that ANA properly delivers the Revocation during the Interim Period, Lenders Protection shall resume, on a prospective basis, allocation of any and all applications for Insured Loans consistent with the Target Allocation. No right of ANA to Compete with Lenders Protection in accordance with this Section 3.1(d) shall relieve, excuse or waive ANA from any of its other agreements, commitments, covenants and obligations set forth in this Agreement (excluding, for purposes of clarity, any provision to the contrary in this Section 3.1 but otherwise including, without limitation, such agreements, commitments, covenants and obligations set forth in this Agreement regarding the protection and non-use of Confidential Information) or release or waive any right or remedy of Lenders Protection with respect thereto.

(e)    For purposes of absolute clarity, the Parties acknowledge and agree that, for purposes of this Agreement, “indirect” actions include, without limitation, Facilitation of the referenced act.

Section 3.2    Protection of ANA. Except as otherwise provided in Section 3.4, until December 31, 2018, Lenders Protection agrees that it will not, without the prior written consent of ANA (a) Engage, either directly or indirectly, in a Directly Competitive Business of ANA or (b) accept or in any fashion utilize credit default policies in its Program other than credit default insurance Policies issued or arranged by ANA (or, if not issued or arranged by ANA, at least offered to be issued or arranged by ANA and ANA has failed or refused to supply or arrange for supply of such Policies); provided, however, that in the event that ANA (or any carrier or

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carriers issuing the Policies on behalf of ANA) suffers after the Amendment Effective Date any such material adverse change(s) to its creditworthiness, capital, reputation or other aspect of its business that a reasonable customer similar in nature to Lenders Protection could conclude, in good faith after consultation with ANA, that ANA or such carrier or earners cannot perform (or are reasonably likely to be unable to perform) under this Agreement, then Lenders Protection may (at its option, but not obligation), without liability therefor, provide ANA with not less than [***] notice (“Expiration Notice”) that the commitment of exclusivity provided by it under this Section has expired or may become expired unless specified remedial actions are taken within the period provided. The period of protection provided to ANA by this Section 3.2, shall be regarded as the “ANA Protection Period.” For purposes of establishing absolute clarity, the Parties agree and confirm that Lenders Protection shall have no obligation under this Section 3.2 following the ANA Protection Period and that during such period, nothing shall prohibit Lenders Protection from engaging or seeking out Additional Carriers for purposes of providing Insured Loans under the Program (subject to the other restrictions set forth herein).

Section 3.3    Rights in Connection with New Products.

(a)    During the Non-Compete Period, Lenders Protection agrees that prior to the time that it begins to commercially offer New Products, it shall provide ANA, and may provide Additional Carriers of its selection, with written notice thereof (which such notice shall include generally (i) the description of the New Product, (ii) the market to be served and (iii) the manner in which Lenders Protection is willing to permit ANA and/or the Additional Carriers to participate therein) (which terms and matters related to the New Product shall, except as otherwise provided in Article 10, be deemed to be Confidential Information of Lenders Protection for purposes of this Agreement) whereupon Lenders Protection shall negotiate, in good faith, for a period not to exceed [***], with ANA and the Additional Carriers, if so notified, to determine which of such parties, if any, shall be selected to participate in connection with such New Products and the terms and conditions thereof. If ANA notifies Lenders Protection in writing of its willingness to participate in connection with such New Products and the terms and conditions thereof and either (y) no Additional Carrier notifies Lenders Protection in writing of its willingness to participate in connection with such New Products, or (z) the terms and conditions proposed by ANA are substantially similar to or superior to the terms and conditions proposed by the Additional Carrier(s) (as determined by Lenders Protection), then Lenders Protection shall negotiate reasonably and in good faith with ANA to enter into an agreement reflecting such terms and conditions which will, unless otherwise agreed by the Parties, provide ANA the right to provide Policies (or other appropriate forms of insurance) for not less than [***] of such New Products. For purposes of establishing absolute clarity hereto, ANA acknowledges that, except as provided in this Section 3.3, Lenders Protection has not provided ANA any rights of participation in connection with the

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commercialization of New Products. Lenders Protection acknowledges that ANA may currently or in the future be developing new products ideas or receiving new product ideas from others, that are similar to a New Product. Accordingly, nothing in this Amendment will prohibit ANA from developing or having developed for its products, concepts, systems or technologies that are similar to or compete with New Products provided that ANA does not violate any of its obligations under this Amendment (or any other agreement between the Parties) in connection therewith.

(b)    ANA may, at its option and in its discretion, provide Lenders Protection with written notice in the event ANA desires to begin to commercially offer ANA New Products (which such notice would include generally (i) the description of the ANA New Product, (ii) the market to be served and (iii) the manner in which Lenders Protection could participate therein) (which terms and matters related to the ANA New Product shall, except as otherwise provided in Article 10, be deemed to be Confidential Information of ANA for purposes of this Agreement) whereupon the Parties may negotiate, in good faith, for a period not to exceed [***], to determine whether Lenders Protection desires to participate in connection with such ANA New Products and the terms and conditions thereof. For purposes of establishing absolute clarity hereto, Lenders Protection acknowledges that, except as provided herein, ANA shall be under no obligation to permit Lenders Protection to participate in the commercialization of any ANA New Products. ANA acknowledges that Lenders Protection may currently or in the future be developing new products ideas or receiving new product ideas from others, that are similar to an ANA New Product. Accordingly, nothing in this Amendment will prohibit Lenders Protection from developing or having developed for its products, concepts, systems or technologies that are similar to or compete with the ANA New Products provided that Lenders Protection does not violate any of its obligations under this Amendment (or any other agreement between the Parties) in connection therewith.

Section 3.4    Additional Carrier(s).

(a)    [***].

(i)    [***].

(ii)    Upon the request (whether verbal, written or electronic) of an Existing ANA Lender to Lenders Protection to be transitioned to the use of one or more Additional Carrier Policies (a copy of which shall be provided to ANA if such request was provided in writing or by email, facsimile or other duplicable or transmittable electronic medium by such Existing ANA Lender) (a “Request to Transition”), Lenders Protection may thereafter cause such Existing ANA Lender (a “Transitioned Lender”) to be issued one or more Additional Carrier Policies (instead of ANA Policies) under the Program. In furtherance of the foregoing, Lenders Protection covenants that, during the Term hereof, it shall not actively solicit, promote, induce or encourage any Existing ANA Lender to request a

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transition from ANA to an Additional Carrier. In connection with any Transitioned Lender, Lenders Protection shall provide ANA with a written notice (“Transition Notice”) setting forth in reasonable detail the basis of such transition (as then known and understood by Lenders Protection) and the effective date of such transition (“Transition Date”). Any such Transitioned Lender shall, following the Transition Date, be classified as an Existing Additional Carrier Lender. Prior to delivering any Transition Notice, Lenders Protection will (i) consult in good faith with ANA and allow ANA an opportunity to prevent or avoid delivery of the applicable Transition Notice through explanation, mitigation or cure of the facts, circumstances or events giving rise thereto, and (ii) use commercially reasonable efforts to facilitate consultation between (x) a senior management member of ANA, (y) a senior manager of the applicable Existing ANA Lender identified by Lenders Protection and (z) a senior manager of Lenders Protection, with the goal of such consultation being to prevent or avoid delivery of the applicable Transition Notice through explanation, mitigation or cure of the facts, circumstances or events giving rise thereto. [***].

(b)    Allocation of Insured Loans by New Allocable Lenders.

(i)    ANA acknowledges and agrees that each Additional Carrier may identify certain New Allocable Lenders interested in and appropriate for participation in the Program and, if (in the good faith and reasonable determination of Lenders Protection) such Additional Carrier is responsible, in whole or in material part, for such New Allocable Lender’s participation in the Program (any such New Allocable Lender, an “Existing Additional Carrier Lender”), the Insured Loans issued by such Existing Additional Carrier Lender will, first, at the option of the Existing Additional Carrier Lender, be issued an Additional Carrier Policy solely by such Additional Carrier. If ANA identifies any New Allocable Lenders interested in and appropriate for participation in the Program and, if (in the good faith and reasonable determination of Lenders Protection) ANA is responsible, in whole or in material part, for such New Allocable Lender’s participation in the Program, such New Allocable Lender will be deemed an Existing ANA Lender, and the Insured Loans issued by such Existing ANA Lender will, first, at the option of such Existing ANA Lender, be issued a Policy solely by ANA, subject to the exceptions set forth in Section 3.4(a)(ii) hereof. In all determinations by Lenders Protection as to whether a New Allocable Lender should be deemed to be an Existing Additional Carrier Lender or an Existing ANA Lender, Lenders Protection agrees that such determinations will be made in a good faith and in a reasonable manner (following consultation with ANA wherever appropriate) and confirmed by a written notice from Lenders Protection to ANA setting forth in reasonable detail the basis for such determination.

(ii)    Following the Amendment Effective Date, Lenders Protection shall attempt, in good faith and by use of commercially reasonable efforts, to (A) allocate, to the extent reasonably practicable, applications for Insured

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Loans to be issued by each New Allocable Lender (other than any New Allocable Lender that shall be deemed an Existing Additional Carrier Lender or an Existing ANA Lender, as the case may be) to comply with the Target Allocation and (B) maintain, to the extent reasonably practicable, the Target Allocation. In furtherance of the foregoing, Lenders Protection shall allocate applications for Insured Loans issued by each New Allocable Lender (other than any New Allocable Lender that shall be deemed an Existing Additional Carrier Lender or an Existing ANA Lender, as the case may be) on an alternating basis relative to time of application or in accordance with another methodology determined by Lenders Protection that is reasonably designed to provide for Insured Loans from such New Allocable Lenders that would be covered under a Policy issued by ANA to be substantially similar, in the aggregate, in principal amount and other quantitative and qualitative loan, credit and borrower criteria to Insured Loans from such New Allocable Lenders that would be covered under one or more Additional Carrier Policies issued by Additional Carrier(s). For purposes of providing absolute clarity hereto, the Parties agree and acknowledge that Lenders Protection shall not have any liability in the event that ANA does not actually receive the Target Allocation of applications for Insured Loans (it being agreed and understood that liability shall only occur if Lenders Protection does not use commercially reasonable efforts to achieve (and maintain), to the extent reasonably practicable, the Target Allocation) in accordance with this Section 3.4(b)(ii).

(iii)    Notwithstanding anything to the contrary in Section 3.4(b)(ii), if ANA fails or refuses to issue Policies, or cancels an existing Policy, to any New Allocable Lender, then Lenders Protection may allocate applications for Insured Loans from the applicable New Allocable Lender to an Additional Carrier.

(c)    Information and Consultation Regarding Allocation of New Allocable Lenders. Within [***] following each Measurement Date, Lenders Protection will provide ANA with a written report (“New Allocable Lender Allocation Report”) setting forth in reasonable detail a summary of the following information for each of the [***] immediately preceding the applicable Measurement Date (“Review Period”): (i) each Existing ANA Lender and the number of applications for Insured Loans allocated to ANA and the number of Insured Loans covered under a Policy issued or arranged by ANA for such Existing ANA Lender during each calendar year during the Review Period; (ii) each Existing Additional Carrier Lender (name and other confidential information redacted) and the number of applications for Insured Loans allocated to such Additional Carrier and the number of Insured Loans covered under an Additional Carrier Policy issued or arranged by such Additional Carrier for such Existing Additional Carrier Lender during each calendar year during the Review Period; (iii) the number of applications for Insured Loans allocated to ANA and the number of Insured Loans covered under a Policy issued or arranged by ANA for New Allocable Lenders during each calendar year during the Review Period; and (iv) the number of

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applications for Insured Loans allocated to Additional Carriers and the number of Insured Loans covered under an Additional Carrier Policy issued or arranged by an Additional Carrier for New Allocable Lenders during each calendar year during the Review Period (name and other confidential information redacted). In addition and at ANA’s sole cost and expense, Lenders Protection shall from time to time consult in good faith with ANA, make available to ANA (during normal business hours and upon reasonable prior notice) any Program Files, and permit ANA to exercise audit rights in accordance with Section 6.2, in each case, as may be reasonably requested by ANA in connection with ANA’s review of the New Allocable Lender Allocation Report and the performance by Lenders Protection under this Section 3.4; provided, however, Lenders Protection shall not have any obligation to provide ANA with access to any confidential information of any third party or Lenders Protection.

Section 3.5    No Additional Commitments. ANA acknowledges and agrees that Lenders Protection would not have entered into this Agreement with ANA (nor requested that ANA provide Policies under the Program after the Effective Date) but for ANA’s assurances herein provided. The Parties hereto acknowledge and agree that, except as provided in this Article 3, no other commitments of exclusivity are intended, expressed or implied.”

Section 7.    Amendment to Section 5.5. Section 5.5 shall be deleted in its entirety and replaced with the following:

“Section 5.5    Underwriting Guidelines. With respect to any Policy, Lenders Protection and ANA shall comply with and be bound by (a) the Underwriting Guidelines as may be amended from time to time, and (b) all Applicable Laws. ANA agrees that it will not request an amendment, modification, change, supplement or alternative interpretation of the Underwriting Guidelines after the Amendment Effective Date unless there is a bona fide industry or marketplace reason to do so. ANA acknowledges that the commitment made in the foregoing sentence was material to Lenders Protection’s decision to enter into this Amendment and that Lenders Protection would not have entered into this Amendment but for such commitment. ANA agrees to provide Lenders Protection with written notice of any proposed amendment, modification, change, supplement or alternative interpretation of the Underwriting Guidelines (whether material or immaterial) to become effective after the Amendment Effective Date, together with advice as to the industry or marketplace reason therefor. [***] of the Underwriting Guidelines, ANA shall (a) work in good faith to promptly address any such objections or concerns raised by Lenders Protection for a period of [***] and (b) [***]. In the event that ANA proposes any material amendment, modification, change, supplement or interpretation to the Underwriting Guidelines and [***] and in good faith thereto at the conclusion of the [***] cooperation period specified above (the “Change Date”), Lenders Protection shall have the right by written notice to ANA to (a) [***] without reference to the Target Allocation or the

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commitments of Lenders Protection under Section 3.4(b)(ii) or (b) [***]. If there are changes in any Applicable Law or if any Governmental Authority issues an opinion that renders the services or certain aspects of the services of Lenders Protection provided hereunder illegal or otherwise prohibited, then Lenders Protection shall use commercially reasonable efforts to promptly develop and propose changes in the services and take other actions reasonably required so that the services continue to satisfy all Applicable Laws. In the event that Lenders Protection, in its sole discretion, determines that such proposed changes in the services are insufficient to comply with Applicable Laws, Lenders Protection shall have the right to either: (a) [***] to perform such services (or additional services), (b) retain the services of another provider to perform such services or (c) terminate the Agreement in accordance with Section 2.2(h).”

Section 8.    Amendment to Section 5.7. Section 5.7 shall be deleted in its entirety and replaced with the following:

“Section 5.7    Reporting and Payment to ANA. Lenders Protection shall ensure that each loan made through the Software Platform and requested by Lenders Protection to be made part of the Program with ANA is reported to ANA in accordance with the agreement between the Parties and is otherwise scheduled to the appropriate Policy, in accordance with ANA’s requirements and direction. ANA will be paid, when due, all premiums calculated in accordance with the terms of this Agreement in respect of each such loan covered by a Policy, it being understood that the premiums for such Policies are paid by Lenders to the Surplus Lines Broker and the failure of such Surplus Lines Broker to remit (promptly or otherwise) payment to ANA will not be deemed to be a breach of this Agreement. Notwithstanding the foregoing, Lenders Protection will not actively interfere with timely payments by the Surplus Lines Broker and covenants to provide reasonable assistance to ANA to obtain payment by the Surplus Lines Broker.”

Section 9.    Amendment to Section 6.2. Section 6.2 shall be deleted in its entirety and replaced with the following:

“Section 6.2    Inspection and Audit of Program Files. During the Term of this Agreement or for so long as there remains outstanding any risk that may be claimed pursuant to a Policy that was issued prior to the termination of this Agreement, [***] and its authorized representatives, at is sole costs and expense, may inspect and audit any of the Program Files [***] (but, in in no event will [***] be required to allow [***] to inspect or audit any Program Files related to Additional Carriers or Additional Carrier Policies) either, at the option of the [***] (a) during normal business hours at any office of such [***] or (b) by having the Program Files copied and delivered to [***] at the cost of [***]. All Program Files shall be maintained separately from the records not constituting Program Files. Program Files shall be maintained by [***] for a period equal to its document retention program, [***] after the expiration of the Policies and scheduled loans, or until the completion of a

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financial or market conduct examination of such records by the insurance regulatory authority of the state in which ANA is domiciled, whichever is longer. In no event shall [***] have the right to review, audit or obtain copies of any books, records, data, information, accounts, documents or correspondence not constituting Program Files.”

Section 10.    Amendment to Section 9.1. Section 9.1 shall be deleted in its entirety and replaced with the following:

“Section 9.1    Continuing Ownership. Each Party acknowledges that any Intellectual Property (as defined below) of the other Party is and shall continue to be owned by such other Party subject only to any licenses that may from time-to-time be granted by one (1) Party to another. “Intellectual Property” shall mean (a) inventions (regardless of whether filed as patent applications), patents and patent applications, (b) trademarks, service marks, trade names, trade dress and domain names, together with any goodwill associated exclusively therewith, (c) copyrights, including copyrights in computer software, (d) confidential and proprietary information, including trade secrets and know-how and (e) registrations and applications for registrations of the foregoing. ANA acknowledges and agrees that Lenders Protection’s Intellectual Property expressly includes, without limitation, the Software Platform, Program, the Improvements and all information and data (other than Performance Data) involved in or regarding the Software Platform, Program and/or Improvements. Both ANA and Lenders Protection hereby agree that Performance Data is the joint property of the Parties and which is governed by Section 9.3.”

Section 11.    Amendment to Section 9.2. Section 9.2 shall be deleted in its entirety and replaced with the following:

“Section 9.2    Improvements to the Platform. Except for Performance Data, any deliverables (including process flows, scripts and diagrams), developments, inventions, discoveries, improvements, modifications, alterations, derivative works or enhancements relating, directly or indirectly, to the Software Platform or the Program (“Improvements”) that are made, conceived, discovered or reduced to practice by the employees or contractors of ANA, Lenders Protection (either alone or in combination with others) or ANA and Lenders Protection jointly, during and/or in the course of performance of this Agreement, together with all Intellectual Property rights therein, shall be owned exclusively by Lenders Protection and ANA covenants and agrees to execute any documentation necessary to reflect the foregoing and hereby conveys the same to Lenders Protection. ANA covenants that it will not, directly or indirectly, attack or assist another in attacking Lenders Protection’s right, title and ownership of its Intellectual Property, the Software Platform, Program and/or the Improvements. ANA shall notify Lenders Protection of any infringements of its rights in Lenders Protection’s Intellectual Property, the Software Platform, Program and/or Improvements coming to the attention of ANA.

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To the extent requested by Lenders Protection (at any time following the Effective Date hereof), ANA shall execute (and ANA shall cause all of its current and former employees and independent contractors to execute), without requirement for additional payment or consideration, such documents, agreements, patent applications or other applications for registration of Intellectual Property rights or letters of assignment that Lenders Protection deems reasonably necessary to establish, perfect and/or protect its rights to the Improvements hereunder.”

Section 12.    Amendment to Section 9.3. Section 9.3 shall be deleted in its entirety and replaced with the following:

“Section 9.3    Performance Data. The Parties agree and acknowledge that the Performance Data generated by this Program related to Policies issued by ANA shall be jointly owned by each of the Parties hereto such that each Party shall, subject to the following, be permitted to use, license, possess, copy, reproduce, change, modify, adapt, enhance, revise, correct, create derivative works from, distribute and otherwise commercially exploit (“Use”) the Performance Data, both before and after the termination or expiration of this Agreement, subject to (a) the other restrictions contained herein (including, by way of example and not limitation, exclusivity and noncompetition), (b) ANA’s commitment (which is hereby given) not to license, assign, transfer, distribute or otherwise make the Performance Data available to any third parties (whether before or after the termination or expiration hereof), except to ANA’s Affiliates provided that prior to such assignment, (x) any such ANA Affiliate agrees in writing with Lenders Protection that its obligations with respect to such Performance Data are identical to ANA’s under this this Agreement and (y) ANA agrees in writing with Lenders Protection that it shall be responsible and liable for the acts and/or omissions of its Affiliate on a joint and several basis, and (c) ANA’s acknowledgment and agreement (which is hereby given) that its joint-ownership and rights in the Performance Data hereunder gives it no rights in any Improvements. Notwithstanding the foregoing, in connection with their commitment of joint-ownership, the Parties hereto acknowledge and agree (i) ANA’s Use of the Performance Data will solely be in furtherance of ANA’s obligations under this Agreement during the Term and, after the Term, to facilitate the Post-Termination Support and shall not, in any instance, be Used by ANA for Automatic Decisioning, (ii) only Lenders Protection shall be permitted to file and prosecute applications for the registration of and/or to enforce Intellectual Property rights with respect to the Performance Data (provided, however, Lenders Protection agrees that such prosecution and enforcement rights shall in no way mitigate, diminish, lessen or in any way alter the other rights explicitly provided to ANA hereunder) and (iii) no duty exists with respect to the sharing of proceeds derived from the respective exploitation of the Performance Data. Each Party agrees to provide the other, in any manner or media reasonably requested, both during the Term hereof and afterwards, a copy of the Performance Data then in the possession of such Party (provided, however, the reasonable costs and expenses incurred to make such copy shall be reimbursed by the requesting Party). Lenders Protection reserves all rights not expressly granted herein.”

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Section 13.    Amendment to Schedule A.

(a)    Amended Terms. The defined term “Additional Protection Period”, “Directly Competitive Business”, “Directly Competitive Business of ANA”, “Party”, “Performance Data”, “Program” and “Underwriting Guidelines” shall be deleted in their entirety and replaced with the following, respectively:

““Additional Protection Period” shall mean (i) if ANA has given written notice of termination [***] prior to the expiration of the [***], the expiration of the then-current Term, (ii) if Lenders Protection has received a Notice of Intent to Compete, [***] following such properly delivered notice or (iii) [***] following any other termination or expiration of this Agreement.”

““Directly Competitive Business of Lenders Protection” shall mean any business operating anywhere in North America that uses or depends upon any software platform or other solution to perform Automatic Decisioning for non-prime or “near prime” automobile loans; provided, however, that for the avoidance of doubt, the term “Directly Competitive Business of Lenders Protection” shall not include any Indirectly Competitive Business. The Parties also agree and confirm that the provision of Lenders Single Interest (“LSI”), Vendor Single Interest (“VSI”) or Collateral Protection Insurance (“CPI”), as such products are understood in the industry on the Effective Date and as such products are modified, enhanced or otherwise understood during the Term hereof, shall not be regarded as a Directly Competitive Business of Lenders Protection.”

““Directly Competitive Business of ANA” shall mean any business operating anywhere in North America that promotes or provides a broad spectrum of business insurance products (including workers compensation, commercial package, general liability, property, inland marine, employment liability, commercial agriculture, lumber specialty and fine dining).”

““Party” or “Parties” means ANA or Lenders Protection, as applicable and as the context requires.”

““Performance Data” means the information, data and data elements generated at any time (either during or following the Term hereof) pertaining to the Policies issued by ANA under the Program including, without limitation, all information, data (including actuarial data) and data elements relating, directly or indirectly, to the performance, pricing or experience of the loans issued under the Policies issued by ANA or the Policies issued by ANA themselves, and, subject to the foregoing, any Intellectual Property expressly and solely found in such information, data and data elements. The Parties agree that, under no circumstances shall Performance Data include either (x) the Software Platform, Program or the Improvements or (z)

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any information, data and data elements generated at any time (either during or following the Term hereof) pertaining to any Additional Carrier Policy issued by an Additional Carrier under the Program including, without limitation, all information, data (including actuarial data) and data elements relating, directly or indirectly, to the performance, pricing or experience of the loans issued under any Additional Carrier Policy issued by an Additional Carrier or any Additional Carrier Policy issued by an Additional Carrier themselves.”

““Program” means the program designed by Lenders Protection to commercialize the Software Platform which facilitates the issuance of credit default insurance in connection with certain risks associated with non-prime or “near prime” loans (regardless of the insurance carrier providing insurance in connection therewith).”

““Underwriting Guidelines” shall mean the underwriting guidelines applicable to the Program as agreed between Lenders Protection, on the one hand, and the insurance company(ies) providing policies thereunder, on the other hand, together with all rules, bulletins and written instructions related thereto. Such Underwriting Guidelines (in existence on the Amendment Effective Date) are set forth, in their entirety, at a secure FTP site designated in writing from time to time by Lenders Protection, which may be updated only in accordance with Section 5.5.”

(b)    New Defined Terms. The new defined terms “Additional Carrier,” “Additional Carrier Policy,” “Existing ANA Lender,” “Facilitation,” “Insured Loan,” “Insurer,” “Measurement Date,” “New Allocable Lender,” “Prepare to Compete with Lenders Protection,” “Program Agreement” and “Target Allocation” shall be inserted in alphabetical order, respectively, in Schedule A as follows:

““Additional Carrier” [***] and that agrees to issue or arrange Additional Carrier Policies in accordance with a Producer Agreement (however titled) between such Additional Carrier and Lenders Protection provided, that such insurance company shall maintain an “A-” or better A.M. Best rating.”

““Additional Carrier Policy” means the credit default insurance policies issued or arranged by an Additional Carrier in accordance with an agreement between such Additional Carrier and Lenders Protection.”

““ANA New Product” shall mean any novel, material or significant proposed product “offering that (a) was first conceived entirely (and exclusively) by ANA, (b) will be launched, for the first time, after the Amendment Effective Date and (c) requires a policy of insurance similar to the Policies. Under no circumstances shall the term “ANA New Products” refer to (x) Policies to be issued under this Program, (y) policies to be issued in connection with the Software Platform, but under other programs with other insurance companies or (z) products or services to be marketed and sold generally outside of North America.”

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““Existing ANA Lender” means a financial institution that (i) has executed a Program Agreement prior to the Amendment Effective Date and for which ANA has arranged or issued a Policy in respect of the Program prior to the Amendment Effective Date (each such financial institution has been set forth on Schedule C) or (ii) is deemed to be an Existing ANA Lender pursuant to Section 3.4(b)(i).”

““Facilitation” means any action or undertaking, or series of actions or undertakings, that are intended to provide (or actually do provide) meaningful assistance, support or enablement of any effort by a third party to perform or accomplish the referenced act.”

““Insured Loan” means any loan issued under the Program which has been insured under a Policy or an Additional Carrier Policy.”

““Insurer” means ANA or one or more of its Affiliates who issue Policies.”

““Measurement Date” means January 1, 2018 and each January 1 occurring thereafter during the Term.”

““New Allocable Lender” means a financial institution that has executed a Program Agreement which has, or will have, its Insured Loans insured by a Policy or Additional Carrier Policy.”

““Prepare to Compete with Lenders Protection” means any material, affirmative action or undertaking, or series of such actions or undertakings, that would be reasonably construed to have as its or their predominate intent, purpose or effect the material advancement or achievement of any effort to Compete with Lenders Protection.”

““Program Agreement” means the agreement between Lenders Protection and financial institutions which sets forth, at the date of execution thereof, the terms of usage in connection with the Software Platform and other relevant matters.”

““Target Allocation” means, subject to the other provisions hereof (including Section 3.1(d)), an allocation of applications for Insured Loans from New Allocable Lenders (other than any New Allocable Lender that shall be deemed an Existing Additional Carrier Lender or an Existing ANA Lender, as the case may be) that would cause (i) the number of such applications for Insured Loans from New Allocable Lenders (other than any New Allocable Lender that shall be deemed an Existing Additional Carrier Lender or an Existing ANA Lender, as the case may be) that would be covered under a Policy issued by ANA to equal or exceed (ii) the total number of applications for Insured Loans from New Allocable Lenders (other than any New Allocable Lender that shall be deemed an Existing Additional Carrier Lender or an Existing ANA Lender, as the case may be) that would be covered under Additional Carrier Policies issued by an Additional Carrier.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Section 14.    Amendment to Schedule B. The Profit Share Agreement attached as Schedule B shall be deleted in its entirety and replaced with a new Schedule B Profit Share Agreement attached hereto as Attachment 1.

Section 15.    Amendment to Schedule C. Schedule C shall be deleted in its entirety and replaced with a new Schedule C attached hereto as Attachment 2.

Section 16.    Amendment to Schedule E. Schedule E shall be deleted in its entirety and replaced with “RESERVED”.

Section 17.    Deletion of Schedule F. Schedule F shall be deleted in its entirety.

Section 18.    Effectiveness; Ratification; Terms and References. This Amendment shall be effective and shall be deemed to amend and constitute a part of the Agreement as of the Amendment Effective Date. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and constitute a reference to the Agreement as amended by this Amendment. The Parties agree that, except as expressly amended pursuant to this Amendment, the Agreement shall otherwise remain in full force and effect in accordance with its terms. If there are any conflicts between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control. Section references used herein shall, unless the context otherwise requires, refer to the corresponding sections of the Agreement.

Section 19.    Miscellaneous. Except as otherwise expressly provided herein to the contrary, this Amendment shall be binding upon and inure solely to the benefit of the Parties hereto, and their permitted successors and assigns, and nothing herein is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Amendment. Except as otherwise expressly agreed in writing, all costs and expenses incurred in connection with this Amendment and the undertakings contemplated hereby shall be paid by the Party incurring such costs and expenses. No Party may assign any of its rights under this Amendment separate and apart from an assignment in compliance with Section 16.6 of the Agreement. Sections 14.2, 15.1, 15.2 and 16.2 of the Agreement will apply mutatis mutandis to this Amendment. This Amendment, the Agreement and the Profit Share Agreement (as amended) constitutes the entire agreement between the Parties with respect to subject matter herein and no arrangements, agreements or understandings exist between the Parties regarding the subject matter of this Agreement other than as expressed herein. Any failure or delay to enforce any provision of this Amendment shall not constitute a waiver thereof or of any other provision. No amendment, change or modification of this Amendment shall be valid or binding unless set forth in writing duly executed by both Parties. This Amendment may be executed in two (2) or more counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A signed copy of this Amendment executed and delivered by facsimile, e-mail or other means of electronic transmission

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

shall be deemed to have the same legal effect as execution and delivery of an original manually-signed copy of this Amendment.

[Signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties cause this Amendment No. 2 to be effective as of the Amendment Effective Date.

AmTrust North America, Inc.

Signed:	/s/ Bruce Saulnier

Print Name:	Bruce Saulnier

Title:	Executive Vice President

Lenders Protection, LLC

Signed:	/s/ Ross Jessup

Print Name:	Ross Jessup

Title:	CFO / COO

[Signature Page to Amendment No. 2 to Producer Agreement]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Attachment 1

SCHEDULE B

(See Attached)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Attachment 2

SCHEDULE C

EXISTING ANA LENDERS

Credit Union	State	Policy Number
Alabama CU	AL	66002-11-0044-0
Ala Trust CU	AL	66002-17-M0330-0
Alabama One	AL	66002-16-M0307-0
Americas First FCU	AL	66002-17-M0341-0
Family Savings CU	AL	66002-14-M0149-0
Five Star Credit Union	AL	66002-14-M0219-0
Guardian Credit Union	AL	66002-14-M0190-0
Tri-Rivers FCU	AL	66002-14-M0l45-0
MAX Credit Union	AL	66002-16-M0281-0
O Bee CU	AR	66002-14-M0188-0
Telcoe FCU	AR	66002-14-M0179-0
Alcoa Community Federal Credit Union	AR	66002-16-M0276-0
River Valley Community Federal Credit Union	AR	66002-16-M0269-0
TruService Community Federal Credit Union	AR	66002-15-M0261-0
UARK Federal Credit Union	AR	66002-14-M0188-0
UP Arkansas Federal Credit Union	AR	66002-16-M0280-0
AERO FCU	AZ	66002-15-M0243-0
Arizona Bank and Trust	AZ	66002-14-M0197-0
Arizona Central Credit Union	AZ	66002-14-M0211-0
Deer Valley CU	AZ	66002-15-M0099-0
First Credit Union	AZ	66002-12-0100-0
New Mexico Bank and Trust	AZ	66002-14-M0198-0
Pima FCU	AZ	66002-17-M0336-0
Tempe Schools Credit Union / Landings Credit Union	AZ	66002-12-0105-0
AltaOne FCU	CA	66002-11-0058-1
Altura Credit Union	CA	66002-12-0096-0
Bridgeton Onized FCU	CA	66002-14-M0l85-0
CBC Federal Credit Union	CA	66002-13-0124-0
Chevron Federal CU	CA	66002-13-M0139-0
Chevron Valley CU	CA	66002-11-0051-1
Coasthills Federal Credit Union	CA	66002-13-0126-0
Cooperative Center FCU	CA	66002-11-0049-1
Eagle Community Credit Union	CA	66002-17-M0323-0
First Entertainment Federal Credit Union	CA	66002-13-0122-0
Great Basin FCU	CA	66002-14-M0180-1
Kern Federal Credit Union	CA	66002-13-0132-0
KeyPoint CU	CA	66002-12-0080-0
Kinecta FCU	CA	66002-14-M0182-0

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Credit Union	State	Policy Number
Kings FCU	CA	66002-14-M0180-0
Lassen County Federal Credit Union	CA	66002-13-0131-0
Members 1st CU	CA	66002-12-0064-0
Premier Community Credit Union	CA	66002-16-M0273-0
Premier Valley Bank	CA	66002-16-M0295-0
SAFE Credit Union	CA	66002-15-M0265-0
Schools Financial CU	CA	66002-11-0061-0
SD Medical FCU	CA	66002-11-0033-1
Sea Air FCU	CA	66002-13-0154-0
Sierra Central Credit Union	CA	66002-15-M0115-0
South Western FCU	CA	66002-14-M0047-1
University Credit Union	CA	66002-12-0107-0
Valley First CU	CA	66002-11-0060-0
Water & Power Community CU	CA	66002-11-0050-0
Wescom Central Credit Union	CA	66002-15-M0225-0
Xceed Financial Credit Union (FCU)	CA	66002-14-M0218-0
Aurora Schools FCU	CO	66002-13-0151-0
Centennial Bank and Trust	CO	66002-14-M0195-0
Coloramo FCU	CO	66002-14-0175-0
Fitzsimons FCU	CO	66002-13-0152-0
Horizons North CU	CO	66002-13-0150-0
Red Rocks CU	CO	66002-11-0055-0
Rio Grande Operating Credit Union	CO	66002-13-0153-0
Sooper CU	CO	66002-13-0156-0
Summit Bank and Trust	CO	66002-14-M0195-0
American Eagle FCU	CT	66002-11-0025-0
Connex CU	CT	66002-12-0068-0
First Connecticut Credit Union	CT	66002-12-0101-0
Hartford Healthcare FCU	CT	66002-11-0021-1
Nutmeg State Federal Credit Union	CT	66002-15-M0102-1
Seasons FCU	CT	66002-12-0074-0
Sussex County FCU/ Tidemark Federal Credit Union	DE	66002-15-M0248-0
121 Financial Credit Union	FL	66002-16-M0293-0
Broward Healthcare FCU	FL	66002-12-0077-0
Coral Community FCU	FL	66002-12-0092-0
Dade County FCU	FL	66002-11-0037-1
Financial FCU	FL	66002-11-0056-1
First Choice CU	FL	66002-12-0073-0
First Florida CU	FL	66002-17-M0328-0
Jax (FCU)	FL	66002-14-M0215-0
Launch FCU	FL	66002-15-0236-0
Martin Federal Credit Union	FL	66002-16-M0298-0
Pen Air Federal Credit Union	FL	66002-15-M0231-0
Peoples Credit Union	FL	66002-12-0111-0
Tampa Postal FCU	FL	66002-17-M0348-0

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Credit Union	State	Policy Number
Tropical Financial CU	FL	66002-13-M0136-0
United Police FCU	FL	66002-12-0076-0
CDC FCU	GA	66002-11-0030-0
Coosa Valley Federal Credit Union	GA	66002-15-M0266-0
Credit Union of Atlanta	GA	66002-15-M0227-0
Etowah Valley FCU	GA	66002-13-0148-0
Georgia Federal CU	GA	66002-10-0015-0
Hawaii Central Federal Credit Union	GA	66002-15-M0258-0
Hawaii Schools Federal Credit Union	GA	66002-15-M0264-0
Honolulu Federal Credit Union	GA	66002-15-M0251-0
Kauai Community FCU	HI	66002-15-M0042-0
Maui County FCU	HI	66002-12-0067-0
Pearl Harbor FCU	HI	66002-11-0043-0
Hawaii USA FCU	HI	66002-15-M0251-0
Valley Isle Community Federal Credit Union	HI	66002-15-M0262-0
Affinity CU	EA	66002-17-M0339-0
Collins Community Credit Union	IA	66002-12-0108-0
Dupaco Community CU	IA	66002-14-M0075-0
DuTrac Community Credit Union	IA	66002-13-0129-0
First Class Community Credit Union	IA	66002-16-M0270-0
Linn Area	IA	66002-13-0123-0
Veridian CU	IA	66002-11-0034-0
Pioneer FCU	ID	66002-17-M0334-0
Potlatch #1 FCU	ID	66002-14-M0206-0
Westmark Credit Union	ID	66002-16-M0313-0
Connections CU	ID	66002-17-M0327-0
1st MidAmerica CU	IL	66002-15-M0220-0
Bell West Community CU	IL	66002-14-0168-0
Chicago Patrolmen’s FCU	IL	66002-14-0178-0
Galena State Bank	IL	66002-14-M0201-0
Motorola Employees CU	IL	66002-11-0041-0
Planites Credit Union	IL	66002-15-M0224-0
Riverside Community Bank	IL	66002-14-M0200-0
First Northern Credit Union	IL	66002-16-M0319-0
Illinois Bank & Trust	IL	66002-14-M0201-0
Staley Credit Union	IL	66002-14-M0183-0
Grand Heritage Federal Credit Union	IN	66002-15-M0254-0
La Porte Community FCU	IN	66002-13-0158-0
Regional Federal Credit Union	IN	66002-14-M0203-0
Heritage FCU	IN	66002-17-M0346-0
Northern Indiana Federal Credit Union	IN	66002-16-M0294-0
Dubuque B & T	KS	66002-14-M0192-0
Morrill & Janes Bank and Trust	KS	66002-14-M0193-0
Cooperative Credit Union	KS	66002-16-M0277-0
Mid American Credit Union	KS	66002-16-M0271-0

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Credit Union	State	Policy Number
Morill & Janes Bank and Trust	KS	66002-14-M0193-0
Members Heritage Federal Credit Union	KY	66002-14-M0202-0
Commonwealth Credit Union	KY	66002-16-M0316-0
Carter FCU	LA	66002-14-M0098-0
Essential FCU	LA	66002-17-M0329-0
Jefferson Financial Credit Union	LA	66002-14-M0210-0
Main Street Financial FCU	LA	66002-11-0014-1
Monroe Telco FCU	LA	66002-11-0062-0
Neighbors FCU	LA	66002-15-M0238-0
Shell Geismar FCU	LA	66002-15-M0244-0
La Capitol Federal Credit Union	LA	66002-16-M0282-0
Metro CU	MA	66002-11-0059-0
Homefield Credit Union	MA	66002-15-M0268-0
Destinations Credit Union	MD	66002-12-0091-0
FedFinancial FCU	MD	66002-12-0097-0
Lafayette FCU	MD	66002-15-M0239-0
Money One FCU	MD	66002-17-M0337-0
Montgomery County Employees FCU	MD	66002-13-0143-0
Point Breeze CU	MD	66002-12-0081-0
Security plus FCU	MD	66002-15-M0228-0
Andrews Federal Credit Union	MD	66002-16-M0275-0
Mid Atlantic Federal Credit Union	MD	66002-16-M0301-0
Tower Federal Credit Union	MD	66002-15-M0253-0
Atlantic Financial FCU	MD	66002-17-M0352-0
Franklin Somerset FCU	ME	66002-17-M0338-0
Casco Federal CU	ME	66002-13-0138-0
Down East CU	ME	66002-11-0063-0
Maine State CU	ME	66002-12-0078-0
Ocean Communities Federal Credit Union	ME	66002-13-0135-0
Penobscot County Federal Credit Union	ME	66002-12-0095-0
Taconnet Federal Credit Union	ME	66002-14-M0090-0
The County FCU	ME	66002-13-0119-0
University Credit Union	ME	66002-12-0089-0
Winslow Community FCU	ME	66002-12-0079-0
Diversified Members CU	MI	66002-17-M0354-0
DFCU Financial	MI	66002-11-0016-1
Kalsee CU	MI	66002-13-0161-0
Collins Community Credit Union	MI	66002-15-M0108-0
LAFCU	MI	66002-12-0112-0
Minnesota Bank and Trust	MN	66002-14-M0194-0
SMW Federal Credit Union	MN	66002-13-0117-0
Hiway Federal Credit Union	MN	66002-15-M0255-0
Members Cooperative Credit Union	MN	66002-16-M0304-0
Gateway Metro FCU	MO	66002-11-0039-0
Great Southern Bancorp Inc.	MO	66002-15-M0235-0

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Credit Union	State	Policy Number
Neighbors CU	MO	66002-11-0045-0
Mississippi FCU	MS	66002-15-M0241-0
1st Liberty Federal Credit Union	MT	66002-15-M0267-0
Rocky Mountain Bank	MT	66002-14-M0196-0
Coastal FCU	NC	66002-14-M0116-0
Freedom Federal Credit Union	NC	66002-13-0128-0
Piedmont Advantage CU	NC	66002-14-M0032-0
Fort Bragg Federal Credit Union	NC	66002-16-M03080-0
Telco Credit Union	NC	66002-15-M0260-0
Centrist FCU	NE	66002-14-M0187-0
ACCUME Credit Union (Paid Ladd)	NJ	66002-14-M0207-0
Affinity FCU	NJ	66002-13-0160-0
First Financial FCU	NJ	66002-11-0027-1
First Jersey Federal Credit Union	NJ	66002-14-M0141-0
Garden State FCU (Paul Ladd)	NJ	66002-14-M0209-0
New Jersey Community FCU (Paul Ladd)	NJ	66002-14-M0208-0
North Jersey FCU	NJ	66002-15-M0245-0
Pinnacle Federal Credit Union	NJ	66002-14-M0205-0
The Atlantic Federal Credit Union	NJ	66002-13-0137-0
Tri-Co FCU	NJ	66002-13-0120-0
Union Building Trades Federal Credit Union	NJ	66002-15-M0223-0
Bridgeton Onized Federal Credit union	NJ	66002-14-M0185-0
Central Jersey FCU	NJ	66002-15-M0250-0
United Teletech Financial FCU	NJ	66002-11-0024-1
Great Basin Federal Credit Union	NV	66002-14-M0181-0
Greater Nevada Credit Union	NV	66002-12-0106-0
WestStar Credit Union	NV	66002-12-0104-0
Silver State Schools Credit Union	NV	66002-16-M0300-0
American Broadcast Employees Federal Credit Union	NY	66002-16-M0317-0
CFCU Community Credit Union	NY	66002-12-0093-0
Corning FCU	NY	66002-11-0029-1
GPO FCU	NY	66002-12-0114-0
Hudson Valley FCU	NY	66002-11-0020-1
Mid-Hudson Valley FCU	NY	66002-14-M0086-0
Nassau Educators FCU	NY	66002-15-M0221-0
Saratoga’s Community FCU	NY	66002-14-M0163-0
First Heritage Federal Credit Union	NY	66002-17-M0332-0
GHS Federal Credit Union	NY	66002-16-M0296-0
SeaComm FCU	NY	66002-11-0022-1
St Pius X Church Federal Credit Union	NY	66002-12-0094-0
Nassau Financial Federal Credit Union	NY	66002-16-M0274-0
Sperry Associates Federal Credit Union	NY	66002-15-M0226-0
Teachers FCU	NY	66002-14-0165-0
First Ohio CU	OH	66002-11-0046-0
First Service FCU	OH	66002-12-0071-0

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Credit Union	State	Policy Number
Glass City FCU	OH	66002-11-0031-0
Kemba Financial FCU	OH	66002-10-0019-0
Buckeye State Bank	OH	66002-14-M0189-0
Firelands Federal Credit Union	OH	66002-16-M0292-0
The Citizens Bank of De Graff	OH	66002-14-M0189-0
Seven Seventeen CU	OH	66002-17-M0353-0
Fort Sill Federal Credit Union	OK	66002-17-M0326-0
Red River Federal Credit Union	OK	66002-15-M0252-0
Tulsa Federal Credit Union	OK	66002-17-M0324-0
True Sky CU	OK	66002-17-M0340-0
Advantis CU	OR	66002-11-0026-0
Oregon Community CU	OR	66002-13-M0147-0
Pacific Cascade Federal Credit Union	OR	66002-14-M0125-0
Rivermark Community Credit Union	OR	66002-15-M0142-0
Selco Community Federal Credit Union	OR	66002-13-0134-0
Maps Credit Union	OR	66002-16-M0305-0
St Helens Community Federal Credit Union	OR	66002-16-M0279-0
Trailhead CU	OR	66002-15-M0140-0
Chrome Federal Credit Union	PA	66002-16-M0310-0
Bellco FCU	PA	66002-17-M0343-0
Citadel Federal Credit Union	PA	66002-14-M0184-0
Belco Community CU	PA	66002-10-0013-0
Clearview Federal Credit Union	PA	66002-14-M0133-0
Erie Community CU	PA	66002-10-0017-0
Erie FCU	PA	66002-11-0052-0
M-C FCU	PA	66002-13-0159-0
Penn East FCU	PA	66002-12-0065-0
Service 1st FCU	PA	66002-11-0028-0
Greenwood Credit Union	RI	66002-12-0110-0
The Peoples Credit Union	RI	66002-12-0109-0
South Carolina Federal Credit Union	SC	66002-15-M0234-0
Leaders Credit Union	SC	66002-16-M0278-0
Fort Campbell FCU	TN	66002-13-0166-0
Orion Federal Credit Union	TN	66002-14-M0204-0
ORNL FCU	TN	66002-11-0038-0
Southeast Financial CU	TN	66002-14-M0177-0
The Tennesse Credit Union (FCU)	TN	66002-14-M0216-0
Coastal Community and Teachers Credit Union	TX	66002-15-M0232-0
1st Community FCU	TX	66002-10-0012-0
Amplify FCU	TX	66002-12-0103-0
EECU Credit Union	TX	66002-17-M0325-0
Employees Credit Union	TX	66002-17-M0321-0
Fort Worth Community CU	TX	66002-17-M0335-0
My Community Federal Credit Union	TX	66002-16-M0284-0
Generations Community FCU	TX	66002-16-M0358

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Credit Union	State	Policy Number
Gulf CU	TX	66002-10-0018-0
Laredo Federal Credit Union	TX	66002-14-M0213-0
Mobiloil FCU	TX	66002-15-M0229-0
Texas Trust CU	TX	66002-14-0167-0
The Peoples FCU	TX	66002-15-M0222-0
United SA FCU	TX	66002-10-0011-0
One Source Federal Credit Union	TX	66002-17-M0320-0
PrimeWay Federal Credit Union	TX	66002-15-M0233-0
Plus4 CU	TX	66002-17-M0333-0
River City Federal Credit Union	TX	66002-16-M0303-0
Shell Federal Credit Union	TX	66002-17-M0322-0
Texas Partners Federal Credit Union	TX	66002-15-M0257-0
Tip of Texas Federal Credit Union	TX	66002-16-M0309-0
Air Force Federal Credit Union	TX	66002-16-M0314-0
Mobiloil Federal Credit Union	TX	66002-15-M0229-0
Velocity CU	TX	66002-14-M0023-0
American United FCU	UT	66002-17-M0355-0
Deseret First FCU	UT	66002-17-M0350-0
University First Federal Credit Union	UT	66002-17-M0349-0
Eastern Utah Community FCU	UT	66002-13-0157-0
SummitOne CU	UT	66002-12-0088-0
Wasatch Peaks-Frmr. Alliance-FCU	UT	66002-11-0035-0
Apple FCU	VA	66002-11-0040-0
Arlington Community Federal Credit Union	VA	66002-13-0130-0
Beacon CU	VA	66002-13-0146-0
Belvoir FCU	VA	66002-14-M0072-0
Commonwealth One	VA	66002-12-0070-0
Healthcare Systems FCU	VA	66002-12-0087-0
Peoples Advantage FCU	VA	66002-17-M0344-0
Pentagon Federal CU	VA	66002-14-M0212-0
State Department FCU	VA	66002-15-M0237-0
Chartway Federal Credit Union	VA	66002-17-M0331-0
1st Advantage Federal Credit Union	VA	66002-16-M0272-0
Wright Patman Congressional FCU	VA	66002-13-0127-0
InFirst Federal Credit Union	VA	66002-16-M0290-0
Old Point National Bank of Phoebus	VA	66002-16-M0302-0
University of Virginia Community Credit Union	VA	66002-15-M0230-0
Wright Patman Congressional Federal Credit Union	VA	6602-13-M0127-0
Heritage Family FCU	VT	66002-11-0054-0
North Country FCU	VT	66002-11-0048-0
Vermont FCU	VT	66002-11-0053-0
America’s Credit Union	WA	66002-11-0025-0
Great Northwest FCU	WA	66002-15-M0249-0
Harborstone CU	WA	66002-14-M0082-0
iQ CU	WA	66002-12-0069-0

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Credit Union	State	Policy Number
O Bee CU	WA	66002-12-0083-0
Red Canoe CU	WA	66002-12-0066-0
Peninsula Community FCU	WA	66002-17-M0347-0
TwinStar CU	WA	66002-12-0085-0
Calcoe Federal Credit Union	WA	66002-16-M0311-0
MountainCrest Credit Union	WA	66002-16-M0291-0
Northwest Plus Credit Union	WA	66002-16-M0285-0
National Bank of Commerce	WI	66002-15-M0247-0
Superior Choice CU	WI	66002-14-M0057-0
Dane County CU	WI	66002-17-M0351-0
University of Wisconsin Credit Union	Wi	66002-15-M0256-0
Blue Federal Credit Union	WY	66002-15-M0256-0
Wisconsin Bank and Trust	WI	66002-14-M0199-0
UniWyo FCU	WY	66002-15-M0240-0
Warren FCU	WY	66002-14-M0036-0

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AMENDMENT NO. 3

TO

PRODUCER AGREEMENT

THIS AMENDMENT NO. 3 TO PRODUCER AGREEMENT (this “Amendment”). effective as of May 11, 2020 (the “Amendment Effective Date”), is entered into by and between Lenders Protection, LLC, a Delaware limited liability company whose main office is 901 South Mopac Expressway, Building One, Suite 510, Austin, TX 78746 (“Lenders Protection”), and AmTrust North America, Inc., a Delaware corporation whose main office is 59 Maiden Lane 43rd Floor, New York, NY 10038 (“ANA”). Lenders Protection and ANA may be referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein will, unless the context otherwise requires, have the respective meanings given to much terms in the Agreement (as defined below).

WHEREAS, the Parties entered into that certain Producer Agreement, effective as of October 22, 2013 (as amended to date, the “Agreement”), and the Parties now desire to amend certain provisions of the Agreement as more particularly described herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Representations and Warranties. Each of the Parties to this Amendment hereby represents and warrants to the other Party that:

a.

such Party’s execution, delivery and performance (i) has been authorized by all necessary corporate action, (ii) does not violate the terms of any law, regulation or court order to which such Party is subject or the terms of any agreement to which such Party or any of its assets may be subject, and (iii) is not subject to the consent or approval of any third party;

b.

this amendment is the valid and binding obligation of such Party, enforceable by the other Party against such Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principals of equity;

c.	such Party is not subject to any pending or threatened litigation or governmental action which would interfere with such Party’s performance of its obligations hereunder;

d.

such Party is in good standing in its state of organization and is qualified to do business in each of the other states in which the nature of its business or assets requires such Party to be so qualified;

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e.

each such Party has secured all permits, licenses, regulatory approvals and registrations required to perform its covenants, duties and obligations contemplated herein, including, without limitation, registration with the appropriate taxing authorities for remittance of taxes;

f.

there is no action, claim, suit or proceeding, or to the knowledge of that Party, threatened, against such Party or any of its Affiliates that could adversely affect (i) such Party’s ability to perform its covenants, duties or obligations under this Amendment or the Agreement or (ii) its duties and obligations under any Policy;

g.	the Party has, to the best of such Party’s knowledge, the capability and capacity to perform the services under this Amendment, the Agreement and each Policy.

2.	Amendment of Section 2.2(i). Section 2.2(i) shall be deleted in its entirety and replaced with the following:

“(i) by Lenders Protection, upon notice, in the event that any carrier or carriers issuing the Policies (as assigned by ANA), shall fail to maintain an “A-” or better A,M. Best rating;”

3.	Amendment of Section 4.1. Section 4.1 shall be deleted in its entirety and replaced with the following:

“Section 4.1. Carrier Rating; Issuance of Policies. At all times during the Term hereof, ANA (or a designee) shall, as a material performance obligation hereunder, cause the issuance of Policies from a carrier with an “A-” or better A.M. Best rating, to all financial institutions who have: (a) entered into a Program Agreement, (b) otherwise completed necessary documentation reasonably required by ANA and (c) have met all ANA Underwriting Guidelines.”

4.	Amendment of Section 4.6. Section 4.6 shall be deleted in its entirety and replaced with the following:

“Section 4.6. Claims Administration. ANA agrees that, except as otherwise set forth in the Claims Administration Services Agreement, it shall cause Insurer to assign its obligations to perform claims administration on Claims to Lenders Protection or Insurance Administrative Services, LLC, an Affiliate of Lenders Protection, (“IAS”), as designated by Lenders Protection, and Lenders Protection represents and warrants that the appointed party, whether it be Lenders Protection or IAS shall conduct such claims administration in compliance with the terms and conditions of the Claims Administration Services Agreement attached hereto as Schedule H. ANA agrees that, in the event Lenders Protection or IAS (as the case may be) breaches the provisions of said Claims Administration Services Agreement, its sole and exclusive remedy shall be to seek termination pursuant to Section 2.2(d).”

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5.	Amendment of Section 5.5. Section 5.5 shall be deleted in its entirety and replaced with the following:

“Section 5.5. Underwriting Guidelines. With respect to any Policy, Lenders Protection and ANA shall comply with and be bound by (a) the Underwriting Guidelines, as may be amended from time to time, and (b) all Applicable Laws.

(a)    Changes to Underwriting Guidelines. ANA agrees that it will not amend, modify, change, supplement or re-interpret the Underwriting Guidelines after the Amendment Effective Date without first providing Lenders Protection [***] advanced written notice, including a reasonably detailed account of its bona fide industry or marketplace reason therefor. ANA acknowledges that the commitment made in the foregoing sentence was material to Lenders Protection’s decision to enter into this Amendment and that Lenders Protection would not have entered into this Amendment but for such commitment. [***].

(b)    Target Loss Ratio: Changes to Rating Tables. Notwithstanding Section 5.5(a). ANA may adjust the rates section of the Underwriting Guidelines as set forth in this Section 5.5(b). ANA calculates and monitors Loss Ratio and Projected Loss Ratio (each as defined below) for the Program individually or, if applicable, in combination with one or more other Lenders Protection Programs to assess the profitability of the business covered by this Agreement. If the Loss Ratio or Projected Loss Ratio on the Program individually or, if applicable, in combination with one or more Lenders Protection Programs exceeds the Target Loss Ratio of [***] then ANA may revise the Policy pricing and/or make other adjustments to the Program to achieve the Target Loss Ratio. Revisions to the Rating Tables shall be implemented as set forth in the Underwriting Guidelines.

a.    “Loss Ratio” is, for any Measurement Period defined below, equal to Losses (as defined below) divided by the earned portion of premiums received and recorded as written for Policies, net of refunds (but gross of ceded reinsurance arrangements) in that period. For monthly pay Policies, premium will be converted into the single pay premium equivalent. Therefore, for monthly pay Policies, the Loss Ratio will be equal to Losses divided by the earned portion of the single pay equivalent premium, net of refunds (but gross of ceded reinsurance arrangements) in that period. “Losses” means the sum of: (i) payments by Lenders Protection in respect of a claim, including reasonable and necessary out-sourced expenses incurred in the investigation and settlement of the claim, consistent with industry practices (“Claims Payments”), (ii) Claims Payments expected to be paid on claims that have been reported but not yet paid and (iii) Claims Payments that have been incurred but not yet reported as determined by ANA in a manner consistent with its customary actuarial standards. ANA may, as of any date (the “Measurement Date”), calculate the Loss Ratio for the Program or, if applicable, one or more individual Programs for the

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following periods (each a “Measurement Period”): (i) the Program inception date to the Measurement Date; (ii) by calendar year; and/or (iii) with respect to Policies for which the term is unexpired (“Unexpired Policies”), the 3, 6 or 12 month period ending on the Measurement Date.

b.    “Projected Loss Ratio” is, for any Measurement Period, the projected Losses divided by the projected written premium to be earned on all Unexpired Offerings, as determined by ANA in a manner consistent with its customary actuarial standards.

(c)    Change in Applicable Law. If there are changes in Applicable Law or if a Governmental Authority issues an opinion that renders the services or certain aspects of the services of Lenders Protection or ANA provided hereunder illegal or otherwise prohibited, then Lenders Protection or ANA, as applicable, shall use commercially reasonable efforts to promptly develop and propose changes in the services and take other actions reasonably required so that the services continue to satisfy all Applicable Law. In the event Lenders Protection determines ANA’s proposed changes are insufficient to comply with Applicable Law or ANA determines Lenders Protection’s proposed changes are insufficient to comply with Applicable Law, as applicable, such Party shall have the right to either: (a) perform such services on its own behalf, (b) retain the services of another provider to perform such services or (c) terminate the Agreement in accordance with Section 2.2(h).

6.	Addition of Section 16.11. The Agreement is hereby amended by adding a new Section 16.11 immediately following Section 16.10 to read as follows:

“Section 16.11. Expenses. Except as otherwise set forth herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses. Notwithstanding the foregoing, the Parties agree to handle fees accrued in respect of Lexis Nexis pursuant to the Lexis Nexis Agreements (as defined in that letter agreement dated April 17, 2018).

7.	Amendment of Schedule A. The definition of “Program” as set forth in Schedule A is deleted in its entirety and replaced with the following:

“Program” has the meaning set forth in the recitals, but (a) shall mean and refer only to those programs involving Policies which Lenders Protection requests to be issued by ANA and not any other replacement providers of insurance policies and (b) does not include Performance Data.

8.

Effectiveness; Ratification; Terms and References. This Amendment shall be effective and shall be deemed to amend and constitute part of the Agreement as of the Amendment Effective Date. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement”, “the Agreement”, “hereunder”, “hereof’, “herein” or

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words of like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and constitute a reference to the Agreement as amended by this Amendment. The Parties agree that, except as expressly amended pursuant to this Amendment, this Agreement shall otherwise remain in full force and effect in accordance with its terms. If there are any conflicts between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control.

9.

Section 6. Miscellaneous. Except as otherwise expressly provided herein to the contrary, this Amendment shall be binding upon and inure solely to the benefit of the Parties hereto, and their permitted successors and assigns, and nothing herein is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Amendment. Except as otherwise expressly agreed in writing, all costs and expenses incurred in connection with this Amendment and the undertakings contemplated hereby shall be paid by the Party incurring such costs and expenses. No Party may assign any of its rights under this Amendment separate and apart from an assignment of the entire Agreement in compliance with Section 16.6 thereof. Section 14.2, 15.1, 15.2 and 16.2 of the Agreement will apply mutatis mutandis to this Amendment. This Amendment, the Agreement and the Profit Share Agreement (as amended) constitutes the entire agreement between the Parties with respect to the subject matter herein and no arrangements, agreements or understandings exist between the Parties regarding the subject matter of this Agreement other than as expressed herein. Any failure or delay to enforce any provision of this Amendment shall not constitute a waiver thereof or of any other provision. No amendment, change or modification of this Amendment shall be valid or binding unless set forth in writing duly executed by both Parties. This Amendment may be executed in two (2) or more counterparts (including electronically), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A signed company of this Amendment executed and delivered by email or similar electronic transmission shall be deemed to have the same legal effect as execution and delivery of an original manually-signed copy of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties cause this AMENDMENT NO. 3 to be effective as of the Amendment Effective Date.

AmTrust North America, Inc.		Lenders Protection LLC

Signed:	/s/ Bruce Saulnier	Signed:	/s/ Ross Jessup

Print Name:	Bruce Saulnier	Print Name:	Ross Jessup

Title:	President, Specialty Risk Division	Title:	CFO / COO

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UNDERWRITING GUIDELINES

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